UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 9/30/2020

Date of reporting period: 3/31/2020

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund

Semi-Annual Report
March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.intrepidcapitalfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-996-FUND, sending an e-mail request to invest@intrepidcapitalfunds.com, or by enrolling at www.intrepidcapitalfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-866-996-FUND or send an e-mail request to invest@intrepidcapitalfunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Intrepid Capital Fund

Mark F. Travis, President/C.E.O.

April 2, 2020

“If you can’t stop, smile on your way under.”

– Bumper Sticker on Large 4-Wheel Drive Truck

Dear Friends and Clients,

In the height of the market panic this past March, I was asked to “Skype” into a CNBC Nightly Business Show.  For those who may have missed it, when asked what I thought, my response was “the Federal Reserve and Central Banks of the world held rates too low for too long, giving us too much corporate debt equaling a giant margin call.”  From a prior letter at the end of the 3rd Quarter of 2019, I said at the time, “I believe this is an ‘Emperor Has No Clothes’ moment, one years hence we will look back on incredulously.”  Rate suppression activity by central banks around the world has encouraged all sorts of shenanigans to persist, in my opinion, from financing larger U.S. budget deficits to unicorns like WeWork, to an IPO market of largely unprofitable offerings.”

Well…now for my “mea culpa,” I wish I had better prepared our portfolios for this unforeseen global pandemic.  While our portfolio results may, depending on the strategy, have “relative” outperformance, one can only eat from “absolute” returns (i.e. positive).  My wife of 30 years, Rosalind, inquired recently about the fund performance.  I replied “nowhere to hide,” with the notable exception being long maturity U.S. Treasury Bonds and gold.  A ladder of these treasury bonds now has interest rates from 3 months to 30 years all less than 1.20% (30-year). I refer to them, with a touch of sarcasm, as “return free risk.”  It will take very little upward movement in rates to vaporize those small coupons with lost principal.

I mentioned earlier the source of “the problem,” at least from my perspective, was easy and lenient credit terms for borrowers, particularly Corporate America.  We entered this crisis with as heavily leveraged Corporate Sector as ever with $1 trillion of debt rated marginally investment grade (BBB).  Well, when you are levered up and a new government edict is issued to suspend business activity, you now have a “Houston, we have a problem” moment.  Many of these bonds’ prices are now under intense pressure as leverage ratios shoot up with less cash flow to service the existing debt.  As sales collapse, I have heard it said before: Stocks climb the stairs but take the elevator down.  There have been 5 weeks in which the Dow Jones Industrial Average has fallen 12% or more since the fall of France in 1940.  The good news is that I have been around in this business (and survived!) for almost all of them (except the one in 1940!).

So, what are we doing about this down 30% downdraft in prices?  Buying!  I don’t know, nor does anyone here or elsewhere know where the bottom is for prices.  The analogy I use is this: remember as a kid going swimming in a lake, river or ocean, and wondering, “how deep is it?”  Well, you held an arm over your head, pointed a

Intrepid Capital Fund

toe and started gradually letting air out to assist in your descent, knowing that if it was really deep, you didn’t want to exhale all of your oxygen necessary to return safely to the surface.  The portfolio management team has been taking advantage of the downdraft in prices and wild volatility to do two things: upgrade the quality of the businesses we own, looking for impeccable balance sheets (see discussion earlier) that now after this swoon in prices are much more attractively priced.  Next, we are very gradually adding to companies where we already own shares and can average down our cost basis.

Lastly, in the bond market we are busily acquiring very short-term bonds with net cash (cash greater than debt) and often unused lines of credit.  Our preference is the next scheduled bond in their respective maturity schedule, knowing they have the necessary liquidity to pay it off.  Frankly, I think this part of the capital markets may be offering one of the better risk-adjusted returns currently, with many of these bonds fetching a low double-digit yield-to-worst.

For the fiscal six-month period ended March 31, 2020, the Intrepid Capital Fund (the “Fund”) declined 17.83% compared to the S&P 500 Index’s decline of 12.31% and the combined benchmark’s (60% S&P 500 Index/40% Bloomberg Barclays US Gov/Credit 1-5Yr Index) decline of 6.26% for the period.  The Fund ended March 31, 2020 with 4.8% in cash.

I know this has been scary for many of you, and as your portfolio manager, I am entirely and completely empathetic to where we find ourselves today.  I won’t dredge up the charts suggesting you stay invested (they are too numerous to include here), but I will leave you with this parting thought:  there is opportunity in chaos and frankly we are now focused on the abundant opportunities that we haven’t seen since the failure of Lehman Brothers in the fall of 2008 which ignited the Great Financial Crisis.  We came through that period in fine form and I expect no different this time.  As your “Captain,” I will say: “Passengers, please return to your seats and buckle your seat belts, we are expecting some turbulence.”

Best Regards,

Mark F. Travis, President
Intrepid Capital Fund Portfolio Manager

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.

All investments involve risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when

Intrepid Capital Fund

interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bloomberg Barclays US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.  The Bloomberg Barclays Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented Bloomberg Barclays US Government/Credit 1-5 Yr Index.  You cannot invest directly in an index.

Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange.

Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income. Initial Public Offering (IPO) is the first sale of stock by a private company to the public.  Yield-to-Worst is the lowest yield an investor can expect when investing in a callable bond.

Investment Grade is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Endurance Fund

April 2, 2020

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Endurance Fund	Endurance Fund
Co-Portfolio Manager	Co-Portfolio Manager

Dear Fellow Shareholders,

As I sit down to write this letter, the governor of Florida just issued a stay-at-home order for residents.  Just a few weeks ago, it would have been unthinkable to see sights of empty beaches and theme parks on a sunny Saturday afternoon in the spring.  Indeed, similar scenes are playing out nationwide as the country adjusts to a strange period of isolation.  We hope that you and your families remain healthy throughout this challenging time.

Financial markets pivoted perhaps just as hard as everyday life during the quarter.  Investors entered the year cheering on the longest ever bull market expansion with bold predictions of ever-higher stock prices, valuations be damned.  Since there was no clearly identifiable catalyst for a recession, why wouldn’t stocks continue to grind higher?  However, after the full potential impacts of the coronavirus came more clearly into focus, stocks suffered the fastest drawdown in history.  We find it interesting that most market participants seem to believe they will spot the signs of a bear market before others, and safely head for the exits before them.  In our view, it is precisely this collective confidence that helps fuel bull markets on the way up and produce violent selloffs on the way down.  The coronavirus, like the catalysts of other bear markets before, did not exactly repair the herd’s reputation of predicting recessions and smoothly heading for the exits.

As we have discussed in countless letters before this, it has been our opinion that stocks have been broadly overvalued, over leveraged, and did not compensate investors well for bearing the risk of ownership. The Endurance Fund (the “Fund”) had a 39% position in cash & treasuries coming into the year and a 34% position immediately prior to the significant sell-off which began on February 20th.  We should emphasize here that this defensive positioning was due to the valuations of the stocks in our opportunity set rather than predicting how the events of the virus might unfold.  Like many other investors, we closely followed news related to the virus, but could not reasonably anticipate the economic shutdown and related damage it could create until prices had already begun to reflect this risk.

Intrepid Endurance Fund

The historic selloff and related volatility created some great opportunities to deploy much of the Fund’s war chest of cash & treasuries.  True to its name, the Fund is designed to “endure” by remaining flexible and holding cash when valuations are not attractive and then allocating this cash into businesses that can “endure” in any environment.  Over the duration of the quarter, approximately 19% of the 39% position in cash was invested, or about half.  Our approach to investing in this crisis was not to dive directly into the “middle of the storm,” but rather to scrape along the edges for higher quality businesses caught up in the selloff.  By this we mean, we did not concentrate our efforts at investing in hotels, cruise lines and restaurants that bore the brunt of the carnage.  Many of these businesses were highly leveraged and may depend on government bailouts for survival.  Instead, we focused on identifying stocks of good businesses selling off due to temporary setbacks, but whose long-term value we believed was intact.

From a trading perspective, the Fund was the most active it has been in many years.  We increased our position sizes of several existing names and purchased new positions in several others.  As discussed before, our additions tended to be businesses with strong cash flows, good balance sheets and ample liquidity to “endure” through this period.  Rather than provide a detailed description of each, we think it would be helpful to highlight a few areas where we concentrated a meaningful portion of our activity:

1)
Professional Sports Franchises (BATRK, MSG, MANU) – We have written about sports franchises before.  These franchises are brands that have been around for decades and have accrued massive brand value in the process (generations of fans and followers).  In addition, due to the proliferation of Netflix and other on-demand entertainment, sports are one of the few forms of video content that are primarily consumed live, which has caused them to be very attractive advertising properties and thus generate increasing value in media distribution rights deals.  These franchises also have tremendous scarcity value and usually change hands in private transactions at large premiums to estimated valuations – which historically have not been impacted much by recessionary environments.  Unsurprisingly, these stocks sold off after sports leagues suspended their seasons, making short-term ticket and TV revenue more uncertain.  We are confident that consumers will eagerly begin consuming sports entertainment again once the virus is safely behind us, and that these franchise values, based on decades of brand-building, remain strong.

2)
Outsourcers (WNS, SYKE, G, DOX, ICLR) – We added exposure to a few outsourcing companies during the quarter.  It’s likely that these companies will have reductions in profitability this year as their clients either seek price concessions, have lower volumes of activity, or the outsourced companies are simply unable to mobilize their workforce to provide service due to government lockdown orders.  However, the businesses in which we have invested are leaders

Intrepid Endurance Fund

in their respective niches (for example: accounting, pharmaceutical research, call centers, telecom billing, etc.) and their customers have permanently shifted these functions to outsourced providers.  In general, their customers simply are no longer equipped to do this work themselves, and the longstanding relationships often make it expensive to switch to a competing outsourcer.  We think the value of high-quality outsourced providers of business services remains intact despite the near-term economic volatility.  In fact, some of these businesses could emerge stronger if the global economy goes through a more extended downturn.  Many businesses turn to outsourcers as a way to cut costs in tough times, and some of these companies have a demonstrated history of growing volumes through recessionary periods.

3)
Discount Retailers (BURL, OLLI, FIVE) – Retailing is a notoriously tough business that has been made only tougher by the proliferation and adoption of e-commerce and omni-channel competition over the last ten years. However, there are certain physical retailing businesses that have thrived despite the intensifying competition – specifically models that can consistently provide consumers excellent value and a positive shopping experience.  Within this space, we purchased the stocks of a few off-price and “value” retailers.  This is one of the few categories of brick & mortar retail that have performed well operationally over the last decade, proving to be structural market share gainers that earn attractive returns on capital.  Forced store shutdowns due to the coronavirus and the fact that these businesses have little to no online presence likely drove investors to dump them in favor of e-commerce businesses.  However, it is the lack of an online presence that draws bargain hunters into these stores in the first place, thereby insulating them well from companies like Amazon.  Similar to what we have mentioned above, we think life and consumer behavior will mostly go back to normal after this virus inevitably runs its course, and we viewed the selloff as an opportunity to scoop up shares of these great businesses at a discount.

4)
Salvage Auto (IAA, CPRT) – There are a number of players within the salvage auto industry, but the most lucrative position is the owner of the auctions in which totaled cars are sold.  There are two companies that dominate this space and they compete rationally in a duopoly structure.  These businesses have ridden a tailwind of (a) more vehicles and distracted drivers on the road leading to more accidents, and (b) a growing proportion of these damaged cars that end up totaled due to expensive replacement costs for increasingly complex parts (cameras, sensors, etc.).  Earnings for these companies are expected to be hurt in the short-term as fewer people are driving during the nationwide lockdowns, leading to fewer car accidents.  Some have suggested that earnings could be more structurally impacted as people may permanently cut down on driving and work remotely more often.  We don’t fall in this camp.  While it is quite possible that there could be more work done remotely after the virus, we doubt this will be material enough to impair the long-term values of these excellent businesses.

Intrepid Endurance Fund

To summarize, we found a good deal of opportunity as stock prices went into free-fall in some high quality, market-leading businesses within already attractive industries. Like all businesses, we expect their operations to take a hit with the sharp slowdown to come near-term in the economy. But in many cases, we expect the companies we purchased within these categories to come out in an even stronger competitive position than they went into this crisis.

While most of the additions to the Fund fit into the categories above, there were a few exceptions that the Fund purchased which we will briefly highlight:

•
Brown & Brown Inc. (BRO) – Brown and Brown is one of the largest insurance brokerages specializing in the middle-market (small businesses). We are attracted to Brown & Brown’s industry leading profitability, high insider ownership, and robust and consistent free cash flow generation, which we balance with the company’s outsized exposure to its small business customers – many of which will struggle in the near term.

•
EZCorp Convertible Bonds due 7/1/2024 – EZCorp is a pawn shop operator with over 1,000 store locations mainly in the US and Latin America.  We have owned similar convertible bond issues from this company in the past and understand the business well.  Although the stock price is depressed and the bonds are far from having conversion value (i.e. “busted”), we believe the company will be able to pay them back out of internally generated cash flows, which tend to be resilient in recessionary periods.  The company’s stores, inventory, and collateral securing its pawn loans outstanding also provide strong asset coverage.  We purchased the bonds at a deep discount to par value and expect to earn an equity-like return.

•
Fabrinet (FN) – Fabrinet is a manufacturer of electronic components used in telecom equipment and several other industries.  It is a high-quality industrial business that we have owned in the past and took advantage of the recent selloff to once again purchase the stock.  We expect future investment in 5G infrastructure and related technologies to support robust future growth for their business.

•
Ryanair Holdings (RYA ID) – Ryanair is a discount airline that primarily operates in Europe.  We are not fans of the airline business in good times, and with almost all flights grounded until further notice, things could not be worse for the industry.  But Ryanair is the rare exception in terms of i) airline business quality, and ii) instances where we found opportunities in the “middle of the storm.”  The company has perhaps the best management in the industry, with a low-cost model that has helped it gain tremendous share from other legacy European carriers while producing ample and consistent profits and free cash flow.  In addition, the company has maintained a strong and liquid balance sheet and has recently revealed that it can survive an entire year without any revenue. We don’t think their competitors can accomplish this, and believe Ryanair is positioned to come out of this period in an even stronger competitive position absent widespread

Intrepid Endurance Fund

European airline bailouts. While our position in Ryanair is relatively small, we believe it is a good example of the Fund’s ability to be opportunistic and search overseas for value when it becomes attractive.

Despite all this buying activity, it’s worth mentioning that the Fund still has a bullet in the chamber, so to speak, in the remaining 20.2% position in cash.  Despite a historic crash in prices, we still do not believe small cap stocks are screaming bargains – a testament to how stretched we think valuations had gotten before the selloff.  Proclaiming that we are in a recession right now is not controversial.  More debatable, however, is how long this period will last.  Will it be a V-shaped recovery that snaps back when the economy is re-opened?  Or will this be a more drawn out period of weakness?  While we obviously don’t know for certain, we would argue the odds of the latter scenario have increased meaningfully – there is simply a tremendous amount of debt for the economy to deal with as it processes this exogenous blow.  In our opinion, there are still many stocks that are not adequately pricing in this risk.  There are a number of high-quality stocks in our “on-deck” circle, but we are still waiting for more attractive entry prices.  To play off an old Warren Buffett-ism, we are still picking up falling stocks with a thimble and have not yet reached for the bucket.

For the quarter ended March 31, 2020, the Endurance Fund returned -21.50%.  As absolute return-oriented investors, we are frustrated to have lost money during the quarter.  Unfortunately, there were few places to hide amidst the selloff and the stocks that the Fund owned were not immune from the selling pressure.  While it pains us to have to report that your capital suffered a loss, we think it’s recoverable.  Swings in prices are a reality of investing in the stock market, but we are confident in the long-term intrinsic values of the businesses that the Fund holds.  We also view the selloff as an opportunity to deploy more of the Fund’s cash and position itself to capture more upside potential when prices recover.

The Fund’s return was more palatable compared to the -31.61% return of the Morningstar Small Cap Index benchmark.  And better still when compared to value-oriented small cap indices, such as the Morningstar US Small Value Fund category which fell 36.97%.  It was yet another period in which small value indexes lagged those of larger and more growth-oriented companies.  If the last two recessions are a guide, then we might expect to see a sharper recovery from small caps coming out of this bear market than large caps.

The top three contributors to performance were:

•
Burlington Stores (BURL) – Burlington is one of the off-price physical retailers mentioned earlier that was purchased during the quarter. The company has improved its business meaningfully over the last decade by increasingly adopting the off-price model, jettisoning excess stores, and improving inventory turns and efficiency. We purchased the company in the midst of the panic during mid-March at very opportunistic prices, and the stock rebounded into the close of the quarter.

Intrepid Endurance Fund

•
iShares Gold Trust (IAU) – The Fund has maintained a small position in an ETF that tracks the price of gold for several years.  The purpose of the holding has been to maintain some exposure to the precious metal as a hedge against the unprecedented monetary policy we have witnessed over the last decade.  We increased our holding during the quarter (4.9% of Fund as of 3/31/20) after observing the government’s economic response to the virus.

•	Net 1 UEPS (UEPS) – The Fund sold its small remaining holding of UEPS during the quarter after the company completed the sale of its South Korean payment services business.

The top three detractors to performance were:

•
SP Plus (SP) – SP is the nation’s largest operator of parking lots, managing the parking operations for airports, commercial properties, hotels and others.  While it is normally a remarkably stable business, the shutdown of the economy, particularly in sectors like air travel and hotels, will have a significant impact on parking revenues.  Fortunately, the business earns about 80% of its profits from fixed contracts in which they earn a fee regardless of the lot’s occupancy.  The company is one of the few owned by the Fund which has a meaningful amount of debt on the balance sheet, but we think the company’s characteristics – stable cash flows and highly variable cost structure – can support this debt.  We have increased our position size as the stock has fallen.

•
Skechers (SKX) – Skechers is the Fund’s second largest position behind video game publisher Take Two (TTWO).  About a quarter of the company’s earnings come from China, and the country is a meaningful growth engine for Skechers. We believe the impact in China will prove to be mostly temporary and that people will once again start buying Skechers brand shoes.  If Nike is a good representation, the damage may not be so bad.  In their most recent quarter, they reported only a 4% decline in footwear sales in China during a period (November – February) which coincided with China’s peak impact from the virus.  Skechers has a fortress balance sheet with cash that significantly exceeds its debt.

•
IAA Inc (IAA) – IAA is one of the two salvage auction businesses discussed earlier.  Earnings will undoubtedly be impacted from the fewer car accidents expected to take place during the shutdowns, but we think the selloff in IAA’s shares may have been exacerbated by their leveraged balance sheet.  While the company does have a significant amount of debt, the principal payments on this debt are not due until 2026.  We expect their earnings to normalize and that the company can easily pay this back out of their operating cash flows.  Like SP, we are willing to accept the financial risk of this business due to the strength of the operating business.  We increased the position size as the shares fell.

Intrepid Endurance Fund

The Fund sold out of six positions during the quarter:

•
Cabot Oil & Gas (COG) – Cabot is one of the largest producers of natural gas, which has been in a long bear market that Cabot has navigated well due to its strong balance sheet and its position as a low-cost producer. However, due to what will likely be a significant decline in natural gas demand on top of an already over-supplied market, we have decided to reduce our overall energy exposure until we see how other producers react to the current environment. The energy industry has been dominated by irrational behavior for years, and until we have confidence that other players will begin to act more rationally about supply, we have reduced our exposure to the sector in general. As a result, we have sold our position in Cabot.

•
Garrett Motion (GTX) – Garrett is the turbocharger manufacturing business that has unfortunately been a material detractor to performance since purchase.  While we think the quality of the business is high, the balance sheet was simply too levered.  We were willing to tolerate this upon initial purchase because of their highly variable cost structure, figuring that they would be able to scale back sufficiently to stay afloat if there was a global recession.  We did not, however, expect that there could be a significant period in which auto production would completely grind to a halt.  While the stock still appears extremely cheap on equity multiples, we believed there was simply too much financial risk and sold the stock.

•	Hilltop Holdings (HTH) – This is a regional bank out of Texas which was sold after reaching our calculation of intrinsic value.

•
Protective Insurance (PTVCB) – We consider ourselves to be patient investors but admit to losing patience over the five years we have owned this business.  This commercial auto insurer has been trying to weather brutal industry conditions for years, but premium rate hikes have simply not kept up with skyrocketing costs to settle claims.  We expect the industry will eventually become profitable again but have lost confidence in this timing.  While we have confidence in the new CEO, we would need to see a clearer improvement in underwriting profitability before owning again.

•	Net 1 UEPS (UEPS) – As noted above, we sold this holding after the business monetized its interest in a South Korean payment processing company.

•
Protector Forsikring (PROTCT NO) – We purchased this Norwegian P&C insurer in late 2018 after some underwriting challenges led to a decline in the stock price.  We judged that these issues were most likely temporary given the company’s history of good results and the extremely profitable industry structure in the Nordic market.  Unfortunately, underwriting continued to disappoint and there emerged a pattern of actual results that differed substantially from what the company’s management had suggested.  Our thesis no longer held, and we sold the shares shortly after the company’s Q4 results were released.

Intrepid Endurance Fund

For the first six months of the Fund’s fiscal year, the Fund returned -17.80% vs. -25.68% for the benchmark Morningstar Small Cap Index. The Fund underperformed during the period of low volatility through mid-February, but then meaningfully outperformed when volatility spiked and panic ensued later in the period.

Despite the carnage in the markets, the current investing landscape is a more favorable environment for the Fund’s strategy than we have seen in years.  Prices are cheaper, bargains are far more plentiful, and the extreme volatility has created attractive opportunities.  The Fund is now positioned for much more upside potential should stocks rally higher and stands ready to deploy the remainder of its cash should volatility continue.  This valuation driven approach has served well in periods such as this, and we are working diligently to assess the best opportunities in which to invest your capital for attractive long-term appreciation.

In closing, we want to express our sincere appreciation for the patience of the long-term shareholders of the Fund.  Its positioning has been unconventional, leading to lackluster returns during the later stages of this record long bull market.  We are hopeful that the current environment – with far lower prices and heightened volatility – will allow us to position the portfolio for much more desirable results looking forward.  Thank you for your investment.

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Intrepid Endurance Fund	Intrepid Endurance Fund
Co-Portfolio Manager	Co-Portfolio Manager

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

Prior to June 26, 2015, the Fund was named the Intrepid Small Cap Fund.

Earnings growth is not representative of the Fund’s future performance.

Intrepid Endurance Fund

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe. The Morningstar US Small Value category consists of small-value portfolios invested in small U.S. companies with valuations and growth rates below other small-cap peers. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow). The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange.  The National Association of Securities Dealers Automated Quotations (NASDAQ) is a US electronic securities market that quotes prices through a computer network and allows brokers to conduct trades online or via telephone. Since there is no physical ‘exchange’ involved, it is referred to as an over the counter market.  You cannot invest directly in an index.

Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income. Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations. Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years.  Drawdown is the measure of the decline from a historical peak in an investment or fund.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

April 2, 2020

Mark F. Travis, President/C.E.O.	Hunter Hayes
Income Fund Co-Portfolio Manager	Income Fund Co-Portfolio Manager

“The more stable things become, and the longer things are stable, the more unstable they will be when the crisis hits. Success breeds a disregard of the possibility of failure.”

– Hyman Minsky

Dear Fellow Shareholders,

Credit markets screeched to a halt in March and bond prices plummeted as debt investors crammed for the exit.  The uncertainty around the COVID-19 pandemic froze out even the most creditworthy borrowers from issuing new debt.  Grandiose stimulus promises did little to abate the rampant panic, at least initially. It felt to us like a Minsky Moment.

The term “Minsky Moment” was coined in 1997 to describe the Asian Debt Crisis.  It would later be used to describe the Great Financial Crisis in 2008.  Hyman Minsky, whose work inspired this phrase, was a prolific 20th century economist.  Minsky believed that long periods of stability bred periods of instability.  For instance, when the economy is humming and there seems to be no bust in sight, investors and companies take on more and more debt to maximize their participation in the economic boom.  This behavior eventually leads to a tipping point, or a Minsky Moment, when the debt is no longer serviceable and there is a rapid decline in asset prices.

If we have just experienced a Minsky Moment, it is ostensibly unlike prior ones.  Both the Great Financial Crisis and the Asian Debt Crisis were directly caused by excessive risk taking.  This time around, an unforeseen global pandemic served as the tipping point.  We would argue that although COVID-19 served as the catalyst, excessive leverage in the system exacerbated the depth and rapidness of the selloff.

Regardless, we believe the pain in debt markets is likely to get worse before it gets better.  Even assuming we can get the economy back up and running over the next couple of months, which seems optimistic, the toll from months of foregone revenue will be enough to shutter many debt-laden businesses.  Bankruptcies, which we have seen few of so far, would send shockwaves through the system and possibly lead to renewed panic selling. In order to avoid this, we anticipate the government printing trillions of additional dollars for fiscal stimulus and bailouts.  This remedy could cause inflationary headaches down the road, but we doubt any politician will mention

Intrepid Income Fund

that.  Considering all of this, we remain cautious as we search amid the junk bond rubble for attractive bargains.

Despite the beating that bonds took in March, longer duration government bonds served as a buffer for some indices as rates plummeted to new lows.  Accordingly, the Bloomberg Barclays US Aggregate Index (the “Barclays Aggregate Index”) returned 3.15% for the quarter ended March 31, 2020 and the ICE BofAML US Corporate Index (the “Corporate Index”) lost 4.05% over the same period.  Riskier debt took a walloping in the first calendar quarter, with the ICE BofAML High Yield Index (the “HY Index”) losing 13.12%.  The shorter-duration Bloomberg Barclays US Govt/Credit 1-5 Year Total Return USD Index (the “1-5 Year TR Index”) gained 2.17% over the same period.  The Intrepid Income Fund (the “Fund”) lost 6.55% in the quarter ended March 31, 2020.

For the first six months of the Fund’s fiscal year, the Fund lost 5.60%.  This compares to a return of 3.33% for the Barclays Aggregate Index and a loss of 2.95% for the Corporate Index.  The 1-5 Year TR Index returned 2.68% and the HY Index lost 10.86% over the same period.

The Fund did not have any material contributors for the three months ended March 31, 2020.  However, we had several credits that held up well, generating slightly positive total returns for the quarter despite the battering that the credit markets took.  Despite this, many of these credits, most of which are maturing soon, traded hands at surprisingly low dollar prices.  We believe this was due to technical market factors.

As money managers scramble to raise cash for redemptions or to reposition their portfolios, they are more likely to sell short-dated paper than longer-dated paper.  This is because the short-dated credits sell off less than bonds that don’t mature for a while, and the money manager can realize less of an absolute loss by selling these front-end bonds.  In March, this dynamic led to a strange situation in which some companies’ short-dated paper yielded more than its longer-dated paper.  This is known as an inverted yield curve and it sometimes occurs during periods of financial stress.

The silver lining to this inverted yield curve is that we were able to scoop up additional short-dated investment grade bonds at eye-popping yields, often in the double digits.  These purchases included debt from issuers like Sherwin Williams, Expedia, American Tower, and Fiat Chrysler.  Most of these were bought towards the end of March at significant discounts to par and with maturity dates in the next 1-6 months.  Hence, we believe we will see the fruits of these purchases soon.

To be clear, we believe that all the issuers we mentioned have enough cash on their balance sheets and/or access to credit to pay down their upcoming maturities many times over.  In fact, we performed various stress tests assuming, in some cases, the total absence of revenue for these issuers until their bonds mature.  Even in these unlikely scenarios, we still believe the various issuers will be able to pay down the issues we purchased.

Intrepid Income Fund

The Fund had one material contributor for the six months ended March 31, 2020, which was Cincinnati Bell’s Notes due in 2025.  We wrote about these notes in a previous commentary and were pleased to see that this telecom company held up during the quarter after finalizing the terms of a takeover deal with Macquarie.

The Fund’s top three detractors for the three months and six months ended March 31, 2020 were all energy related.  We still own these positions and believe the issuers have the balance sheet strength to weather this extraordinary environment for commodities.  These positions represent a small percentage of the overall portfolio but offer compelling returns at current levels:

•
EQM 4.75% Notes due 7/15/2023 – EQM Midstream is a gas gathering and pipeline focused MLP with assets in the Marcellus and Utica basins.  The company’s debt was recently downgraded from investment grade to high yield, creating a buying opportunity for us.  EQM has contracts in place for ~70% of its revenue with no volume or commodity price exposure and we believe the strength of these contracts will carry EQM through this tough environment.

•
MUR 6.875% Notes due 8/15/2024 – Murphy Oil is an exploration and production (E&P) company with assets in Canada, the Gulf of Mexico, and the Eagle Ford Shale.  In our opinion, Murphy has one of the best balance sheets among high yield E&P companies with ~1.5x net leverage and no borrowing base facility on the $1.6 billion of undrawn lender commitments that comprise its credit facility.  Combined with a decent cash balance, strong oil hedges in 2020, and a very manageable maturity schedule, we believe Murphy has a long runway to endure the unprecedented supply/demand shock in oil markets.  As we were writing this letter, Murphy announced cost cutting measures that include a capex cut, a dividend cut, and executive salary reductions.  We believe these actions will further bolster Murphy’s strong credit profile.

•
GRTWST 9% Notes due 9/30/2021 – Great Western Petroleum is a private, independent oil and natural gas company active in the DJ Basin in Colorado.  The company recently announced strong 2019 operating results, with EBITDA, net leverage, and cash flow generation all coming in better than we expected.  Unfortunately, Great Western has not escaped the malaise of the broader energy market and these notes have been priced significantly lower, despite the fact no significant trades have occurred in the past month.  We are in discussions with the company regarding the upcoming maturity date on these notes and expect to share news on our progress next quarter.

The Income Fund had six corporate bond positions that were called or matured in the first calendar quarter and eleven positions that were called or matured during the six months that ended 3/31/2020.  We also rebalanced several positions.  The proceeds from the bonds that matured or were called were redeployed into short-term paper of investment grade issuers that we believe offer attractive yields in excess of

Intrepid Income Fund

government securities.  Additionally, we added to several of our existing high yield positions and bought a couple positions from new issuers, including:

•
MagnaChip Semiconductor Corporation – MX is a South Korean semiconductor designer/manufacturer with a broad array of solutions for communications, consumer, industrial, and automotive applications. The company recently announced the sale of its Foundry business, which will generate roughly $300 million of cash after taxes; more than enough for MagnaChip to pay down the notes that we own.  If the Foundry business sale falls through, which we view as unlikely, the company has a strong existing balance sheet with over $150 million of cash and has several other options to pay down the looming 2021 bond maturity.

•
Teekay Corporation – TK is a provider of marine transportation services to the oil and liquefied natural gas (LNG) industry.  Through ownership stakes in its daughter companies as well as a few ships of its own, TK should continue to generate substantial amounts of cash flow that it will mainly use to pay down its debt.  Most of this cash flow comes from long term LNG contracts, often lasting 10 years or more, with stable counterparties like Shell, BP, and ConocoPhillips.  TK also has exposure to tanker ships, which should benefit from a potential oversupply of oil since these ships can be used as floating storage.  We view TK as being well positioned to endure through today’s tough energy market.  We are holders of TK’s convertible notes due in 2023.

Portfolio activity was otherwise subdued as we brace ourselves for this brave new world.  In our opinion, nothing is certain in the near term except for more uncertainty which will likely translate into more volatility in financial markets.

The Federal Reserve continues to do everything in its power to remedy this uncertainty with heaps of liquidity and even a bit of razzle dazzle, recently announcing its intent to purchase certain junk bonds.  These developments hardly surprise us, but they do concern us as we wonder where the intervention ends, or if there is any contemplation of the consequences.  Consumers, companies, and industries are already lining up for bailouts which will prompt endless philosophical discussions around what makes this or that essential and why we are choosing to save this company over that municipality and so on.

Progress is hardly ever linear, and every boom eventually has its bust.  When it can operate freely, this boom and bust cycle creates a stronger, more resilient system.  Our past couple dozen or so commentaries have cautioned investors about an overleveraged financial system characterized by artificially repressed interest rates, excessive risk taking, and weak covenants on leveraged buyouts that might one day inspire a sequel to Barbarians At The Gate.  Already, many of the private equity sponsors that engineered these loans have met privately with President Trump and are surely arguing for their portfolio companies to receive some stimulus dollars.

Intrepid Income Fund

The COVID-19 pandemic deserves a massive governmental response and we have been awed at how quickly and effectively task forces and healthcare professionals across the world have responded to this unprecedented crisis.  However, we do not believe that every business deserves to survive this difficult period despite the inevitable refrain of “this time is different.”

There are plenty of well-run businesses that entered this period with conservative amounts of leverage, access to liquidity, and prudently managed balance sheets despite the siren call of low rates and the seemingly sanguine state of the economy a couple months ago.  Then there are businesses that borrowed as much cheap debt as possible and assumed growth would continue forever, leaving themselves very little margin for error.  Both types of companies will likely struggle through this turbulent period, but which company deserves to survive?  And, to ask an eerily familiar question, what sort of signal will it send to future borrowers if we bail out both?

Amid all this uncertainty, we continue to diligently search for attractive opportunities to lend to resilient companies with conservative amounts of leverage, adequate liquidity, and robust balance sheets.

Thank you for your investment.

Sincerely,

Mark F. Travis, President	Hunter Hayes
Intrepid Income Fund	Intrepid Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

Must be preceded or accompanied by a prospectus.

All investments involve risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  The risk is generally greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  Bloomberg Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and

Intrepid Income Fund

S&P.  ICE BofAML U.S. Corporate Index is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one-year remaining term to final maturity. The Bloomberg Barclays US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.  ICE BofAML B U.S. High Yield Index is a subset of the ICE BofAML US High Yield Index including all securities with a given investment grade rating B.  ICE BofAML CCC & Lower US High Yield Index is a subset of the ICE BofAML US High Yield Index including all securities rated CCC and below, inclusive. You cannot invest directly in an index.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch.  These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.  Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.  In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

A high-yield bond is a high paying bond with lower credit rating than investment-grade corporate bonds, Treasury bonds and municipal bonds.  Bonds in high yield indices tend to be less liquid and more volatile than U.S. Treasuries.  Corporate bonds come with significant credit risks and, although sometimes secured by collateral, do not have any guarantee of principal repayment. U.S. Treasury Bonds are long-term government debt securities with a maturity of more than 10 years.  They are guaranteed as to the timely payment of principal and interest and are backed by the full faith and credit of the U.S. Government. Investment Grade (IG) is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s.

Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years. Call is an option contract that gives the holder the right to buy a certain quantity of an underlying security from the writer of the option, at a specified price up to a specified date. Covenants are requirements put in place to protect lenders from borrowers defaulting on their obligations due to actions that are detrimental to themselves or the business.  They most often take the form of financial ratios that must be maintained, such as a maximum debt-to-assets ratio or minimum interest coverage ratio.  Covenants can be classified as affirmative (requiring the borrower to perform specific actions) or negative (prohibiting the borrower from taking specific actions). Yield Curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates.  Capital Expenditure (CAPEX) is incurred when a business spends money either to buy fixed assets or to add to the value of an existing fixed asset with a useful life extending beyond the taxable year.  EBITDA is a measure of a company’s operating performance and refers to Earnings before Interest, Taxes, Depreciation and Amortization. Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Disciplined Value Fund

April 2, 2020

Clay Kirkland, CFA
Disciplined Fund Portfolio Manager

Dear Fellow Shareholders,

We at Intrepid Capital have long admired volatile markets as those periods (which have been few and far between over the past 10 years) tend to be when we are most active in our portfolios.  The first quarter of 2020 was one for the record books as volatility spiked to all-time highs and the S&P 500 descended into bear market territory in just 16 days, less than half the time it took for the previous record back in 1929, which set off the Great Depression.  As COVID-19 spread across the globe forcing governments to put measures in place that effectively shut down economies, uncertainty ensued.

The S&P 500 has moved over 1% in 24 of the last 25 trading days, which has only occurred two other times, both of which were during the Great Depression.  Volatility presents opportunity.  Opportunity to put cash to work and opportunity to upgrade the portfolio to more attractive investments.  Volatility often results in price moves that far exceed a corresponding change in value, and that is exactly what we witnessed in the first quarter.

All domestic equity indices were off materially for the quarter across the board with large caps continuing their outperformance versus small and mid-caps.  The S&P 400 Midcap Value Index was absolutely pummeled, dropping a whopping 47.50% from its high in January to its low in March.  It ended the quarter with a 35.09% decline compared to The Disciplined Value Fund which declined 20.71%.  The S&P 500 was the most resilient with just under a 20% decline for the quarter.

The Fund’s stock selection aided its performance in the quarter as the portfolio ex-cash outperformed its midcap benchmark.  Many of the larger positions going into the crash held up quite well like Dollar General which benefited from having 16,000+ stores across the country where people went to stock up on goods.  Cash levels varied in a wide range of zero to over 20% during the quarter as we navigated through the volatility.  At quarter end cash was 9.3%.

We added five new positions during the quarter: Americold Realty Trust (ticker: COLD), Cable One (ticker: CABO), Visa (ticker: V), Mastercard (ticker: MA), and Facebook (ticker: FB).

Americold Realty Trust is the second largest operator of temperature-controlled warehouses in the U.S. and globally.  It controls 178 warehouses that have a total capacity of 1.1 billion cubic feet.  It is the only pure-play publicly traded cold storage REIT (Real Estate Investment Trust). We like the cold storage business due to its “mission critical” nature as well as the overall stability of the industry.  The company has a demonstrated ability to grow organically at a reasonable rate in addition to having a

Intrepid Disciplined Value Fund

long runway of further consolidation opportunities to drive growth.  We view Americold as a way to participate in the growth of cold food/grocery delivery over the long term.

Cable One is a cable operator that was very early in the adoption of shifting focus to its high margin internet business at the expense of its video business.  This has resulted in expanding margins and organic growth that far exceeds its peers.  The company’s size is in the sweet spot to where it can acquire small operators and still realize meaningful accretion.  We suspect Cable One may be an acquisition target as there are limited opportunities for the large players to further consolidate.

Visa and Mastercard are the two largest electronic payment processors in the world.  Their large scale provides competitive advantages over peers and we anticipate continued transaction and volume growth over a very long period of time.  The businesses will of course be negatively impacted by pullbacks in consumer spending due to the coronavirus, but we felt that the share price had more than reflected the risks at the time of our purchases.

Facebook is much more than its namesake as past acquisitions like Instagram and WhatsApp have proven to be massively successful.  The company’s reach to billions across the globe allow it to garner the second largest market share of the fast-growing digital advertising industry.  Pullbacks in advertising budgets this year have caused earnings expectations to come down by over 20% and the share price had dropped even further.  When advertising spend rebounds Facebook should be a large beneficiary.  We purchased shares at an all-time low multiple on what we believe will be depressed earnings.

Activity in the portfolio went beyond these new positions—we adjusted many of the existing positions to become aggressive as valuations became more attractive.  In other words, we aimed to upgrade the portfolio to have more exposure to businesses that were both the highest quality and whose stock price had fallen the most.

The Federal Reserve and our lawmakers did their best to prevent us from doing so by introducing unprecedented measures to help stem losses in the stock market and shore up the economy.  In a series of moves, the Federal Reserve slashed interest rates by 150 basis points, introduced unlimited quantitative easing, and said it will buy corporate bonds and bond ETFs.  Congress introduced a $2 trillion stimulus package and quickly thereafter signaled that there would be more to come.  The Federal Reserve’s balance sheet ballooned in late March and the equity markets followed suit.

We can’t help but be deeply concerned with the recent jobless claims data.  About 16 million people have filed for unemployment over the past three weeks, shattering prior records each week by a long shot.  Will these jobs all come back like flipping a switch when the economy is “reopened?”  We tend to think not.

We mentioned Cable One and Facebook as new positions.  They also were two of the top three largest contributors to performance during the quarter along with AmerisourceBergen (ticker: ABC).  Kroger (ticker: KR) was also a strong performer

Intrepid Disciplined Value Fund

during the quarter.  We exited our Cable One position shortly after the end of the quarter as the stock rocketed up above our estimate of intrinsic value.  We still own the other businesses.

AmerisourceBergen is one of the largest drug distributors in the world.  It has been the subject of much controversy in recent years for its role in the opioid crisis.  Uncertainty around the potential liabilities has acted as an overhang on shares, but recent developments have helped alleviate some of these concerns.  We have viewed Amerisource as a defensive security all along and its shares exhibited these traits during the market turmoil.  We continue to value shares materially higher than where they currently trade and expect the multiple to expand as we move past the current issues.

Kroger is the largest traditional grocer in the U.S. and is one of the few beneficiaries of the coronavirus outbreak.  With restaurants shutting down and residents across the country being ordered to shelter in place, consumers rushed to stock up on goods.  Kroger is a natural destination as it is a one-stop shop where consumers can get food, alcohol, paper products, and fill their car up with gas in addition to picking up medication from its network of nearly 2,200 pharmacies.  The company disclosed on April 1 that identical store sales ex-gas were up 30% for the month of March.  While we may see gross margin pressure due to the nature of these sales and demand will surely taper off, we remain optimistic and believe shares continue to be undervalued.

The three largest detractors included Discovery (ticker: DISCK), Cubic (ticker: CUB), and Alpine Income Property Trust (ticker: PINE).

Discovery fell victim to advertisers slashing budgets as they are under significant pressure due to little consumer demand.  It was also widely expected that the Olympics would be cancelled or delayed which would further hurt Discovery’s profitability.  It became official in late March that the Summer Games would not take place this year.  Despite this, Discovery will likely generate significant free cash flow in 2020.  We would like to see the company pay down some debt as we believe elevated leverage also played a role in the poor share price performance.

We had always thought of Cubic and its businesses as defensive, so we were surprised to see shares act as poorly as they did.  Much of the transportation segment’s revenue is contracted so ridership at the large metropolitan clients should not be a factor.  These municipalities are undoubtedly under pressure, but we believe they will honor their contracts.  The company’s debt profile may have played a role in the share price performance, but Cubic took steps to address this in late March when it announced it had entered into a new term loan and expanded its revolver.  Leverage is still high, but its borrowing capacity increased by 30%, interest rates are now lower, and new covenants provide more flexibility.

Alpine Income Property Trust is a REIT with primarily single tenant triple net lease properties; however, many of its tenants are in the retail and entertainment subsectors being impacted the most by the lockdowns.  There have been reports of many

Intrepid Disciplined Value Fund

businesses, even those that appear to be on solid financial footing, asking for rent concessions.  We believe that some of this is posturing given the potential handouts (forgiven loans, etc.) that may come their way, but it is negatively impacting landlords including Alpine.  Shares in Alpine are much less liquid than we prefer which likely exacerbated the moves in the stock.  We reduced our position to manage risk but believe that the company’s net asset value is well in excess of where shares trade today.

Could we look back a year from now and all of this is just a distant memory, or is there more volatility to come?  Whichever the case, we are more optimistic about the portfolio’s positioning today than we have been in years.

Thank you for entrusting us with your capital.

Sincerely,

Clay Kirkland, CFA
Intrepid Disciplined Value Fund Portfolio Manager

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.

All investments involve risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

Prior to April 1, 2013, the Fund was named the Intrepid All Cap Fund.

The S&P 500 Index is a broad based, unmanaged index of 500 stocks, which is widely recognized as representative of the U.S. equity market in general.  The S&P MidCap 400 Index seeks to track the performance of mid-cap U.S. equities, representing more than 7% of available U.S. market cap.  You cannot invest directly in an index.

Basis Point (bps) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income.

Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
March 31, 2020 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of October 1, 2019 through March 31, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2020 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2019 -
	October 1, 2019	March 31, 2020	March 31, 2020
Actual	$1,000.00	$ 821.70	$6.38
Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2019 -
	October 1, 2019	March 31, 2020	March 31, 2020
Actual	$1,000.00	$ 822.60	$5.24
Hypothetical (5% return
before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID ENDURANCE FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2019 -
	October 1, 2019	March 31, 2020	March 31, 2020
Actual	$1,000.00	$ 822.00	$6.38
Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2020 (Unaudited)

INTREPID ENDURANCE FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2019 -
	October 1, 2019	March 31, 2020	March 31, 2020
Actual	$1,000.00	$ 823.10	$5.24
Hypothetical (5% return
before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2019 -
	October 1, 2019	March 31, 2020	March 31, 2020
Actual	$1,000.00	$ 944.00	$4.37
Hypothetical (5% return
before expenses)	1,000.00	1,020.50	4.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID DISCIPLINED VALUE FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2019 -
	October 1, 2019	March 31, 2020	March 31, 2020
Actual	$1,000.00	$ 791.60	$5.87
Hypothetical (5% return
before expenses)	1,000.00	1,018.45	6.61

*	Expenses are equal to the Fund’s annualized expense ratio (including interest expense) of 1.31%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2020 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$38,636,984
Corporate Bonds	23,552,988
Real Estate Investment Trust (REIT)	2,313,622
Convertible Bond	707,520
Cash*	4,317,475
$69,528,589

*  Cash, cash equivalents and other assets less liabilities.

Intrepid Endurance Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2020 (Unaudited)

INTREPID ENDURANCE FUND

Components of Portfolio Holdings
Information Technology	$10,166,338
Communication Services	7,725,599
Consumer Discretionary	7,665,138
Industrials	7,354,311
Financials	2,942,626
Exchange-Traded Fund	2,684,901
Consumer Staples	1,177,372
Real Estate Investment Trust (REIT)	1,167,739
Health Care	1,155,728
Convertible Bond	780,877
Energy	333,563
Cash*	10,303,141
$53,457,333

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*  Cash, cash equivalents and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2020 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$63,724,839
Convertible Bonds	12,651,874
Asset Backed Security	1,357,389
Bank Loan	1,256,250
Cash*	4,223,211
$83,213,563

*  Cash, cash equivalents and other assets less liabilities.

Intrepid Disciplined Value Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2020 (Unaudited)

INTREPID DISCIPLINED VALUE FUND

Components of Portfolio Holdings
Communication Services	$4,329,207
Consumer Discretionary	2,506,803
Information Technology	2,112,997
Health Care	2,018,906
Industrials	1,164,214
Real Estate Investment Trusts (REITs)	1,155,255
Consumer Staples	848,959
Real Estate	707,601
Financials	626,558
Exchange-Traded Fund	617,622
Cash*	1,886,405
$17,974,527

*  Cash, cash equivalents and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

COMMON STOCKS - 55.57%	Shares	Value
Commercial & Professional Services - 7.19%
Copart, Inc. (a)	28,575	$1,957,959
IAA, Inc. (a)	55,206	1,653,972
SP Plus Corp. (a)	66,956	1,389,337
		5,001,268

Consumer Durables & Apparel - 2.94%
Skechers U.S.A., Inc. - Class A (a)	85,977	2,041,094

Diversified Financials - 4.81%
Berkshire Hathaway, Inc. - Class B (a)	13,360	2,442,609
Jefferies Financial Group, Inc.	65,750	898,802
		3,341,411

Food, Beverage & Tobacco - 1.13%
Becle SAB de CV (b)	646,905	786,185

Health Care Equipment & Services - 2.28%
AmerisourceBergen Corp.	10,035	888,097
CVS Health Corp.	11,811	700,747
		1,588,844

Insurance - 1.11%
Arthur J Gallagher & Co.	9,440	769,455

Media & Entertainment - 15.07%
Alphabet, Inc. - Class A (a)	2,244	2,607,416
Electronic Arts, Inc. (a)	20,964	2,099,964
IAC/InterActiveCorp (a)	7,233	1,296,371
Take-Two Interactive Software, Inc. (a)	21,100	2,502,671
The Madison Square Garden Co. - Class A (a)	9,320	1,970,341
		10,476,763

Pharmaceuticals, Biotechnology
& Life Sciences - 1.03%
ICON plc (a)(b)	5,278	717,808

Real Estate - 5.00%
Consolidated-Tomoka Land Co.	37,574	1,703,229
FRP Holdings, Inc. (a)	41,242	1,773,406
		3,476,635

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2020 (Unaudited)

COMMON STOCKS - 55.57% (continued)	Shares	Value
Retailing - 7.35%
Booking Holdings, Inc. (a)	605	$813,918
Dollar General Corp.	13,664	2,063,401
The TJX Cos, Inc.	46,722	2,233,779
		5,111,098

Software & Services - 7.66%
Accenture plc - Class A (b)	9,376	1,530,726
Mastercard, Inc. - Class A	3,848	929,523
Visa, Inc. - Class A	7,819	1,259,797
WNS Holdings Ltd. - ADR (a)(b)	37,375	1,606,377
		5,326,423
TOTAL COMMON STOCKS (Cost $43,272,919)		38,636,984

REAL ESTATE INVESTMENT TRUST (REIT) - 3.33%
Real Estate - 3.33%
Alpine Income Property Trust, Inc.	55,494	683,131
PotlatchDeltic Corp.	51,943	1,630,491
TOTAL REIT (Cost $2,775,341)		2,313,622

CONVERTIBLE BOND - 1.02%	Principal Amount
Real Estate - 1.02%
Consolidated-Tomoka Land Co.
3.875%, 04/15/2025 (c)	$804,000	707,520
TOTAL CONVERTIBLE BOND (Cost $804,712)		707,520

CORPORATE BONDS - 33.87%
Automobiles & Components - 2.35%
Nexteer Automotive Group Ltd.
5.875%, 11/15/2021 (b)(d)	1,632,000	1,634,263

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2020 (Unaudited)

CORPORATE BONDS - 33.87% (continued)	Principal Amount	Value
Capital Goods - 5.71%
Enerpac Tool Group Corp.
5.625%, 06/15/2022	$2,262,000	$2,111,432
WESCO Distribution, Inc.
5.375%, 12/15/2021	1,966,000	1,858,774
		3,970,206

Consumer Services - 4.52%
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (d)	2,249,000	2,102,815
Wyndham Destinations, Inc.
3.900%, 03/01/2023	1,228,000	1,038,428
		3,141,243

Diversified Financials - 3.81%
FirstCash, Inc.
5.375%, 06/01/2024 (d)	2,743,000	2,650,410

Energy - 1.59%
Great Western Petroleum LLC /
Great Western Finance Corp.
9.000%, 09/30/2021 (d)	1,039,000	673,999
Murphy Oil Corp.
6.875%, 08/15/2024	724,000	433,499
		1,107,498

Food & Staples Retailing - 3.29%
Ingles Markets, Inc.
5.750%, 06/15/2023	2,282,000	2,287,637

Funds, Trusts, and Other Financial Vehicles - 1.62%
Icahn Enterprises LP /
Icahn Enterprises Finance Corp.
6.750%, 02/01/2024	1,158,000	1,127,597

Materials - 0.49%
The Sherwin-Williams Co.
2.250%, 05/15/2020	346,000	343,028

Real Estate - 1.80%
Realogy Group LLC / Realogy Co-Issuer Corp.
5.250%, 12/01/2021 (d)	1,342,000	1,250,408

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2020 (Unaudited)

CORPORATE BONDS - 33.87% (continued)	Principal Amount	Value
Retailing - 3.01%
Caleres, Inc.
6.250%, 08/15/2023	$2,315,000	$2,095,075

Semiconductors & Semiconductor Equipment - 0.71%
MagnaChip Semiconductor Corp.
6.625%, 07/15/2021	500,000	493,350

Technology Hardware & Equipment - 2.74%
NCR Corp.
5.000%, 07/15/2022	2,015,000	1,901,656

Telecommunication Services - 2.23%
Cincinnati Bell, Inc.
8.000%, 10/15/2025 (d)	1,500,000	1,550,617
TOTAL CORPORATE BONDS
(Cost $25,541,649)		23,552,988

SHORT-TERM INVESTMENT - 4.78%	Shares
Money Market Fund - 4.78%
STIT-Treasury Portfolio -
Institutional Class, 0.319% (e)	3,323,671	3,323,671
TOTAL SHORT-TERM INVESTMENT
(Cost $3,323,671)		3,323,671
Total Investments (Cost $75,718,292) - 98.57%		68,534,785
Other Assets in Excess of Liabilities - 1.43%		993,804
TOTAL NET ASSETS - 100.00%		$69,528,589

ADR - American Depository Receipt
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.
(c)
This security is currently being fair valued in accordance with procedures established by the Board of Trustees and is deemed a Level 3 security as it is valued using significant unobservable inputs. The aggregate value of fair valued securities as of March 31, 2020 was $707,520, which represented 1.02% of net assets.

(d)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2020, the value of these investments was $9,862,512, or 14.18% of total net assets.

(e)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
March 31, 2020 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contract	Date	Received	Currency	Delivered	Currency	(Depreciation)
Bank of
New York Mellon	07/07/2020	NOK	252,093	USD	283,778	$(31,685)
Bank of
New York Mellon	07/07/2020	NOK	284,808	USD	320,062	(35,255)
Bank of
New York Mellon	07/07/2020	NOK	76,013	USD	85,716	(9,703)
Bank of
New York Mellon	07/07/2020	NOK	262,677	USD	296,846	(34,169)
Bank of
New York Mellon	07/07/2020	NOK	533,052	USD	617,071	(84,019)
Bank of
New York Mellon	07/07/2020	USD	1,653,961	NOK	1,408,644	245,318
						$50,487

NOK - Norwegian Krone
USD - U.S. Dollars

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

COMMON STOCKS - 72.06%	Shares	Value
Capital Goods - 2.42%
Acuity Brands, Inc.	15,099	$1,293,380

Commercial & Professional Services - 9.80%
Copart, Inc. (a)	8,258	565,838
IAA, Inc. (a)	84,950	2,545,102
SP Plus Corp. (a)	102,618	2,129,324
		5,240,264

Consumer Durables & Apparel - 7.03%
Hanesbrands, Inc.	58,207	458,089
Skechers U.S.A., Inc. - Class A (a)	139,029	3,300,549
		3,758,638

Diversified Financials - 2.60%
Jefferies Financial Group, Inc.	101,455	1,386,890

Energy - 0.62%
Bonanza Creek Energy, Inc. (a)	29,650	333,562

Food, Beverage & Tobacco - 2.20%
Becle SAB de CV (b)	968,790	1,177,372

Insurance - 2.91%
Brown & Brown, Inc.	11,869	429,895
Crawford & Co. - Class A	110,563	796,054
Crawford & Co. - Class B	51,610	329,788
		1,555,737

Media & Entertainment - 14.45%
Liberty Braves Group - Class C (a)	62,228	1,186,066
Manchester United Plc - Class A (b)	105,522	1,588,106
Take-Two Interactive Software, Inc. (a)	30,167	3,578,108
The Madison Square Garden Co. - Class A (a)	6,496	1,373,319
		7,725,599

Pharmaceuticals, Biotechnology
& Life Sciences - 2.16%
ICON plc (a)(b)	8,498	1,155,728

Retailing - 7.31%
Burlington Stores, Inc. (a)	9,386	1,487,305
Etsy, Inc. (a)	14,280	548,923

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2020 (Unaudited)

COMMON STOCKS - 72.06% (continued)	Shares	Value
Retailing - 7.31% (continued)
Five Below, Inc. (a)	9,202	$647,637
Ollie’s Bargain Outlet Holdings, Inc. (a)	26,384	1,222,635
		3,906,500

Software & Services - 12.96%
Amdocs Ltd. (b)	21,356	1,173,940
Genpact Ltd. (b)	13,566	396,127
Keywords Studios Plc (b)	85,012	1,527,933
Sykes Enterprises, Inc. (a)	51,335	1,392,205
WNS Holdings Ltd. - ADR (a)(b)	56,757	2,439,416
		6,929,621

Technology Hardware & Equipment - 6.06%
Fabrinet (a)(b)	35,699	1,947,737
Silicom Ltd. (a)(b)	47,740	1,288,980
		3,236,717

Transportation - 1.54%
Ryanair Holdings Plc (a)(b)	80,810	820,667
TOTAL COMMON STOCKS (Cost $43,720,779)		38,520,675

EXCHANGE-TRADED FUND - 5.02%
Diversified Financials - 5.02%
iShares Gold Trust (a)	178,162	2,684,901
TOTAL EXCHANGE-TRADED FUND
(Cost $2,333,612)		2,684,901

REAL ESTATE INVESTMENT TRUST (REIT) - 2.19%
Real Estate - 2.19%
PotlatchDeltic Corp.	37,201	1,167,739
TOTAL REIT (Cost $1,265,253)		1,167,739

CONVERTIBLE BOND - 1.46%	Principal Amount
Diversified Financials - 1.46%
EZCORP, Inc.
2.875%, 07/01/2024	$1,000,000	780,877
TOTAL CONVERTIBLE BOND (Cost $841,231)		780,877

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2020 (Unaudited)

SHORT-TERM INVESTMENTS - 16.79%	Principal Amount	Value
U.S. Treasury Bills - 16.79%
1.539%, 04/23/2020 (c)	$1,807,000	$1,805,322
1.559%, 05/14/2020 (c)	7,185,000	7,171,775
TOTAL SHORT-TERM INVESTMENTS
(Cost $8,977,097)		8,977,097
Total Investments (Cost $57,137,972) - 97.52%		52,131,289
Other Assets in Excess of Liabilities - 2.48%		1,326,044
TOTAL NET ASSETS - 100.00%		$53,457,333

ADR - American Depository Receipt
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.
(c)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
March 31, 2020 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contract	Date	Received	Currency	Delivered	Currency	(Depreciation)
State Street Bank	06/02/2020	USD	315,002	GBP	298,457	$16,546
State Street Bank	06/02/2020	USD	386,195	GBP	369,341	16,854
Bank of
New York Mellon	06/30/2020	NOK	981,412	USD	1,102,584	(121,172)
Bank of
New York Mellon	06/30/2020	NOK	207,828	USD	234,363	(26,534)
Bank of
New York Mellon	06/30/2020	NOK	411,808	USD	465,430	(53,622)
Bank of
New York Mellon	06/30/2020	NOK	973,715	USD	1,127,245	(153,530)
Bank of
New York Mellon	06/30/2020	USD	3,044,318	NOK	2,574,764	469,554
Bank of
New York Mellon	09/11/2020	USD	1,329,297	MXN	1,221,893	107,404
State Street Bank	09/11/2020	USD	627,823	EUR	615,548	12,275
						$267,775

EUR - Euro
GBP - British Pound
MXN - Mexican Peso
NOK - Norwegian Krone
USD - U.S. Dollars

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

ASSET-BACKED SECURITY - 1.63%	Principal Amount	Value
Transportation - 1.63%
UAL 2007-1 Pass Through Trust
6.636%, 01/02/2024	$1,467,161	$1,357,389
TOTAL ASSET-BACKED SECURITY
(Cost $1,548,433)		1,357,389

BANK LOAN - 1.51%
Consumer Services - 1.51%
Curaleaf, Inc., 3.250%, 01/10/2024	1,250,000	1,256,250
TOTAL BANK LOAN (Cost $1,214,352)		1,256,250

CONVERTIBLE BONDS - 15.20%
Capital Goods - 2.30%
Tutor Perini Corp.
2.875%, 06/15/2021	2,068,000	1,911,603

Consumer Durables & Apparel - 1.32%
GoPro, Inc.
3.500%, 04/15/2022	1,236,000	1,101,523

Diversified Financials - 2.03%
EZCORP, Inc.
2.875%, 07/01/2024	2,169,000	1,693,722

Energy - 2.52%
Teekay Corp.
5.000%, 01/15/2023 (a)	2,542,000	2,100,050

Real Estate - 1.40%
Consolidated-Tomoka Land Co.
3.875%, 04/15/2025 (b)	1,321,000	1,162,480

Retailing - 3.09%
Trip.com Group Ltd.
1.000%, 07/01/2020 (a)	2,627,000	2,567,620

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2020 (Unaudited)

CONVERTIBLE BONDS - 15.20% (continued)	Principal Amount	Value
Transportation - 2.54%
Echo Global Logistics, Inc.
2.500%, 05/01/2020	$2,114,000	$2,114,876
TOTAL CONVERTIBLE BONDS
(Cost $13,231,437)		12,651,874

CORPORATE BONDS - 76.58%
Automobiles & Components - 9.09%
Fiat Chrysler Automobiles NV
4.500%, 04/15/2020 (a)	3,820,000	3,830,944
Nexteer Automotive Group Ltd.
5.875%, 11/15/2021 (a)(c)	1,744,000	1,746,419
ZF North America Capital, Inc.
4.000%, 04/29/2020 (c)	2,000,000	1,990,031
		7,567,394

Capital Goods - 7.09%
Arconic, Inc.
6.150%, 08/15/2020	868,000	879,050
ATS Automation Tooling Systems, Inc.
6.500%, 06/15/2023 (a)(c)	1,490,000	1,462,055
Enerpac Tool Group Corp.
5.625%, 06/15/2022	2,526,000	2,357,859
WESCO Distribution, Inc.
5.375%, 12/15/2021	1,266,000	1,196,952
		5,895,916

Commercial & Professional Services - 2.73%
Block Financial LLC
4.125%, 10/01/2020	1,814,000	1,800,697
IAA, Inc.
5.500%, 06/15/2027 (c)	481,000	468,037
		2,268,734

Consumer Durables & Apparel - 2.75%
Levi Strauss & Co.
5.000%, 05/01/2025	2,403,000	2,291,849

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2020 (Unaudited)

CORPORATE BONDS - 76.58% (continued)	Principal Amount	Value
Consumer Services - 2.94%
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (c)	$1,201,000	$1,122,935
The ServiceMaster Co LLC
7.450%, 08/15/2027	1,117,000	986,917
Wyndham Destinations, Inc.
5.625%, 03/01/2021	326,000	296,236
4.250%, 03/01/2022	44,000	39,146
		2,445,234

Diversified Financials - 5.21%
FirstCash, Inc.
5.375%, 06/01/2024 (c)	1,314,000	1,269,646
Icahn Enterprises LP /
Icahn Enterprises Finance Corp.
6.750%, 02/01/2024	1,657,000	1,613,495
LPL Holdings, Inc.
5.750%, 09/15/2025 (c)	1,500,000	1,451,205
		4,334,346

Energy - 4.95%
Energy Transfer LP
5.875%, 01/15/2024	737,000	809,619
EQM Midstream Partners LP
4.750%, 07/15/2023	326,000	237,149
Era Group, Inc.
7.750%, 12/15/2022	869,000	835,326
Great Western Petroleum LLC /
Great Western Finance Corp.
9.000%, 09/30/2021 (c)	2,015,000	1,307,131
Murphy Oil Corp.
6.875%, 08/15/2024	1,551,000	928,669
		4,117,894

Food & Staples Retailing - 2.68%
Ingles Markets, Inc.
5.750%, 06/15/2023	2,221,000	2,226,486

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2020 (Unaudited)

CORPORATE BONDS - 76.58% (continued)	Principal Amount	Value
Health Care Equipment & Services - 0.03%
Zimmer Biomet Holdings, Inc.
2.700%, 04/01/2020	$25,000	$25,000

Household & Personal Products - 1.47%
Central Garden & Pet Co.
6.125%, 11/15/2023	1,259,000	1,219,650

Materials - 2.36%
The Sherwin-Williams Co.
2.250%, 05/15/2020	1,979,000	1,961,999

Media & Entertainment - 4.42%
Baidu, Inc.
3.000%, 06/30/2020 (a)	1,084,000	1,085,702
Discovery Communications LLC
2.800%, 06/15/2020	1,291,000	1,288,027
Match Group, Inc.
6.375%, 06/01/2024	1,286,000	1,306,904
		3,680,633

Real Estate - 1.86%
Realogy Group LLC / Realogy Co-Issuer Corp.
5.250%, 12/01/2021 (c)	1,658,000	1,544,841

Retailing - 10.74%
Caleres, Inc.
6.250%, 08/15/2023	1,841,000	1,666,105
Dollar Tree, Inc.
2.536% (3 Month LIBOR USD + 0.700%),
04/17/2020 (d)	926,000	925,807
eBay, Inc.
3.250%, 10/15/2020	344,000	342,340
Expedia Group, Inc.
5.950%, 08/15/2020	3,369,000	3,323,572
JD.com, Inc.
3.125%, 04/29/2021 (a)	1,248,000	1,250,591
QVC, Inc.
5.125%, 07/02/2022	1,701,000	1,428,931
		8,937,346

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2020 (Unaudited)

CORPORATE BONDS - 76.58% (continued)	Principal Amount	Value
Semiconductors & Semiconductor Equipment - 2.56%
MagnaChip Semiconductor Corp.
6.625%, 07/15/2021	$2,163,000	$2,134,232

Software & Services - 3.75%
Nielsen Finance LLC / Nielsen Finance Co.
4.500%, 10/01/2020	1,948,000	1,896,865
VeriSign, Inc.
4.625%, 05/01/2023	1,219,000	1,223,577
		3,120,442

Technology Hardware & Equipment - 2.49%
Arrow Electronics, Inc.
6.000%, 04/01/2020	200,000	200,000
NCR Corp.
5.000%, 07/15/2022	1,986,000	1,874,288
		2,074,288

Telecommunication Services - 4.80%
Cincinnati Bell, Inc.
8.000%, 10/15/2025 (c)	2,145,000	2,217,383
Cincinnati Bell Telephone Co. LLC
6.300%, 12/01/2028	1,136,000	1,122,984
Qwest Corp.
6.750%, 12/01/2021	629,000	652,396
		3,992,763

Transportation - 1.92%
Delta Air Lines, Inc.
2.900%, 10/28/2024	1,958,000	1,571,744
United Parcel Service of America, Inc.
8.375%, 04/01/2020	30,000	30,000
		1,601,744

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2020 (Unaudited)

CORPORATE BONDS - 76.58% (continued)	Principal Amount	Value
Utilities - 2.74%
Edison International
2.125%, 04/15/2020	$40,000	$39,950
Vistra Energy Corp.
5.875%, 06/01/2023	2,233,000	2,244,098
		2,284,048
TOTAL CORPORATE BONDS
(Cost $67,102,976)		63,724,839

SHORT-TERM INVESTMENT - 5.82%	Shares
Money Market Fund - 5.82%
STIT-Treasury Portfolio -
Institutional Class, 0.319% (e)	4,841,888	4,841,888
TOTAL SHORT-TERM INVESTMENT
(Cost $4,841,888)		4,841,888
Total Investments (Cost $87,939,086) - 100.74%		83,832,240
Liabilities in Excess of Other Assets - (0.74%)		(618,677)
TOTAL NET ASSETS - 100.00%		$83,213,563

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)
This security is currently being fair valued in accordance with procedures established by the Board of Trustees and is deemed a Level 3 security as it is valued using significant unobservable inputs. The aggregate value of fair valued securities as of March 31, 2020 was $1,162,480, which represented 1.40% of net assets.

(c)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2020, the value of these investments was $14,579,683, or 17.52% of total net assets.

(d)	Variable rate security. The coupon rate, reference rate and spread rate is shown as of 03/31/2020.
(e)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

COMMON STOCKS - 79.64%	Shares	Value
Capital Goods - 3.68%
Cubic Corp.	16,003	$661,084

Commercial & Professional Services - 2.80%
Waste Connections, Inc. (a)	6,492	503,130

Consumer Durables & Apparel - 2.38%
Skechers U.S.A., Inc. - Class A (b)	18,032	428,080

Consumer Services - 1.36%
Nathan’s Famous, Inc.	4,000	244,000

Diversified Financials - 3.49%
Berkshire Hathaway, Inc. - Class B (b)	3,427	626,558

Food & Staples Retailing - 2.50%
The Kroger Co.	14,952	450,354

Food, Beverage & Tobacco - 2.22%
Molson Coors Beverage Co. - Class B	10,218	398,604

Health Care Equipment & Services - 7.37%
AmerisourceBergen Corp.	8,384	741,984
Laboratory Corp. of America Holdings (b)	4,614	583,164
		1,325,148

Media & Entertainment - 24.08%
ANGI Homeservices, Inc. - Class A (b)	116,846	613,442
Cable One, Inc.	160	263,041
Discovery, Inc. - Class C (b)	30,970	543,214
Electronic Arts, Inc. (b)	6,358	636,881
Facebook, Inc. - Class A (b)	3,736	623,165
IAC/InterActiveCorp (b)	3,123	559,735
Take-Two Interactive Software, Inc. (b)	3,892	461,630
The Madison Square Garden Co. - Class A (b)	2,971	628,099
		4,329,207

Pharmaceuticals, Biotechnology & Life Sciences - 3.86%
Bio-Rad Laboratories, Inc. - Class A (b)	1,979	693,758

Real Estate - 3.94%
Consolidated-Tomoka Land Co.	15,610	707,601

Retailing - 10.21%
Dollar General Corp.	5,379	812,283
Dollar Tree, Inc. (b)	7,357	540,519

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2020 (Unaudited)

COMMON STOCKS - 79.64% (continued)	Shares	Value
Retailing - 10.21% (continued)
Etsy, Inc. (b)	12,537	$481,922
		1,834,724

Software & Services - 7.82%
Amdocs Ltd. (a)	12,751	700,922
Mastercard, Inc. - Class A	1,439	347,605
Visa, Inc. - Class A	2,215	356,881
		1,405,408

Technology Hardware & Equipment - 3.93%
Silicom Ltd. (a)(b)	26,207	707,589
TOTAL COMMON STOCKS (Cost $14,339,117)		14,315,245

EXCHANGE-TRADED FUND - 3.43%
Diversified Financials - 3.43%
iShares Expanded Tech-Software Sector ETF	2,937	617,622
TOTAL EXCHANGE-TRADED FUND
(Cost $603,190)		617,622

REAL ESTATE INVESTMENT TRUSTS (REITS) - 6.43%
Real Estate - 6.43%
Alpine Income Property Trust, Inc.	29,417	362,123
Americold Realty Trust	23,300	793,132
TOTAL REITs (Cost $1,338,500)		1,155,255

SHORT-TERM INVESTMENT - 10.35%
Money Market Fund - 10.35%
STIT-Treasury Portfolio -
Institutional Class, 0.319% (c)	1,859,973	$1,859,973
TOTAL SHORT-TERM INVESTMENT
(Cost $1,859,973)		1,859,973
Total Investments (Cost $18,140,780) - 99.85%		17,948,095
Other Assets in Excess of Liabilities - 0.15%		26,432
TOTAL NET ASSETS - 100.00%		$17,974,527

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)	Non-income producing security.
(c)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2020 (Unaudited)

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
ASSETS:
Investments, at value(1)	$68,534,785	$52,131,289
Income receivable	448,195	15,000
Receivable for fund shares sold	18,883	37,169
Receivable for investments sold	—	536,489
Cash	—	1,709,790
Net Appreciation on forward currency contracts	50,487	267,775
Deposit for forwards at broker	860,000	—
Other assets	27,987	21,195
Total assets	69,940,337	54,718,707
LIABILITIES:
Payable for fund shares redeemed	192,589	853,875
Payable for investment securities purchased	—	276,990
Payable to Investment Adviser	40,107	32,633
Payable to Trustees	3,922	4,349
Payable to Custodian	8,617	1,015
Distribution payable	44,613	—
Accrued distribution fees	4,515	11,798
Other expenses payable	117,385	80,714
Total liabilities	411,748	1,261,374
Total net assets	$69,528,589	$53,457,333
NET ASSETS CONSIST OF:
Capital stock	103,786,627	72,592,244
Total distributable earnings	(34,258,038)	(19,134,911)
Total net assets	$69,528,589	$53,457,333
Investor Class
Net assets	$20,730,402	$33,911,105
Shares outstanding	2,570,075	3,065,653
Institutional Class
Net assets	48,798,187	19,546,228
Shares outstanding	6,041,160	1,717,461
Total shares outstanding (unlimited
shares of no par value authorized)	8,611,235	4,783,114
Investor Class Net asset value, offering
and redemption price per share(2)	$8.07	$11.06
Institutional Class Net asset value, offering
and redemption price per share(2)	$8.08	$11.38
(1) Cost of Investments	$75,718,292	$57,137,972

(2) If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)
March 31, 2020 (Unaudited)

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
ASSETS:
Investments, at value(1)	$83,832,240	$17,948,095
Income receivable	1,219,589	10,605
Receivable for fund shares sold	119,637	21
Receivable for investments sold	909,419	99,777
Deposit for forwards at broker	—	260,000
Other assets	13,436	21,517
Total assets	86,094,321	18,340,015
LIABILITIES:
Payable for fund shares redeemed	107,151	—
Payable for investment securities purchased	2,628,785	299,026
Payable to Investment Adviser	36,452	1,680
Payable to Trustees	3,078	2,392
Payable to Custodian	—	1,614
Distribution payable	44,208	—
Accrued distribution fees	—	—
Other expenses payable	61,084	60,776
Total liabilities	2,880,758	365,488
Total net assets	$83,213,563	$17,974,527
NET ASSETS CONSIST OF:
Capital stock	93,234,889	21,682,533
Total distributable earnings	(10,021,236)	(3,708,006)
Total net assets	$83,213,563	$17,974,527
Investor Class
Net assets	$—	$17,974,527
Shares outstanding	—	2,302,812
Institutional Class
Net assets	83,213,563	—
Shares outstanding	9,782,284	—
Total shares outstanding (unlimited
shares of no par value authorized)	9,782,284	2,302,812
Investor Class Net asset value, offering
and redemption price per share(2)	$—	$7.81
Institutional Class Net asset value, offering
and redemption price per share(2)	$8.51	$—
(1) Cost of Investments	$87,939,086	$18,140,780

(2) If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2020 (Unaudited)

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
INVESTMENT INCOME:
Dividend income	$355,394	$210,787
Interest income	895,847	211,539
Total investment income	1,251,241	422,326
Advisory fees (See Note 3)	496,104	368,317
Fund accounting fees	51,073	32,395
Administration fees	41,595	29,079
Shareholder servicing fees and expenses	39,785	30,462
Distribution (12b-1) fees - Investor Class Only (See Note 4)	36,570	59,140
Audit fees	20,677	20,677
Federal and state registration	17,387	16,745
Custody fees	12,993	2,940
Reports to shareholders	8,788	5,039
Trustees fees and expenses	6,525	5,957
Legal fees	5,216	4,756
Insurance	4,487	2,929
Miscellaneous	3,935	2,928
Interest expense	346	—
Total expenses before Adviser waiver	745,481	581,364
Expenses waived by Adviser (See Note 3)	(138,045)	(98,659)
Total net expenses	607,436	482,705
Net investment income (loss)	643,805	(60,379)
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	(1,284,742)	(7,029,949)
Forward currency contracts	230,382	617
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	(14,703,033)	(5,042,418)
Forward currency contracts	(221,743)	59,402
Net realized and unrealized loss	(15,979,136)	(12,102,348)
Net decrease in net assets resulting from operations	$(15,335,331)	$(12,072,727)

See notes to financial statements.

Intrepid Funds

STATEMENTS OF OPERATIONS (continued)
For the Six Months Ended March 31, 2020 (Unaudited)

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
INVESTMENT INCOME:
Dividend income	$—	$130,750
Interest income	1,497,848	36,102
Total investment income	1,497,848	166,852
Advisory fees (See Note 3)	247,659	177,848
Fund accounting fees	26,707	16,284
Administration fees	25,404	14,461
Audit fees	20,677	20,586
Shareholder servicing fees and expenses	16,006	14,453
Federal and state registration	11,163	12,536
Trustees fees and expenses	4,490	3,115
Legal fees	3,387	6,746
Custody fees	2,564	2,259
Reports to shareholders	2,562	2,379
Insurance	1,921	1,646
Miscellaneous	1,829	2,196
Distribution (12b-1) fees - Investor Class Only (See Note 4)	—	26,677
Interest expense	—	1,250
Total expenses before Adviser waiver	364,369	302,436
Expenses waived by Adviser (See Note 3)	(67,178)	(69,984)
Total net expenses	297,191	232,452
Net investment income (loss)	1,200,657	(65,600)
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss on:
Investments and foreign currency translation	(943,674)	(451,087)
Forward currency contracts	—	—
Net change in unrealized depreciation on:
Investments and foreign currency translation	(4,481,558)	(4,479,811)
Forward currency contracts	—	—
Net realized and unrealized loss	(5,425,232)	(4,930,898)
Net decrease in net assets resulting from operations	$(4,224,575)	$(4,996,498)

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
OPERATIONS:
Net investment income	$643,805	$3,277,602
Net realized loss on investments
and foreign currency translation	(1,054,360)	(15,078,743)
Net change in unrealized depreciation	(14,924,776)	(16,535,985)
Net decrease in assets resulting from operations	(15,335,331)	(28,337,126)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	(1,252,707)	(1,817,660)
Net dividends and distributions
to shareholders - Institutional Class	(2,906,021)	(4,769,880)
Total dividends and distributions	(4,158,728)	(6,587,540)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	516,000	2,295,439
Proceeds from shares sold - Institutional Class	849,353	11,693,804
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	1,204,282	1,742,566
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	2,722,919	3,887,394
Cost of shares redeemed - Investor Class(1)	(9,243,593)	(26,998,786)
Cost of shares redeemed - Institutional Class(2)	(26,190,959)	(159,697,946)
Net decrease in net assets
from capital share transactions	(30,141,998)	(167,077,529)

TOTAL DECREASE IN NET ASSETS	(49,636,057)	(202,002,195)

NET ASSETS:
Beginning of Period	119,164,646	321,166,841
End of Period	$69,528,589	$119,164,646

(1)	Net of redemption fees of $0 and $74, respectively.
(2)	Net of redemption fees of $310 and $2,993, respectively.

See notes to financial statements.

Intrepid Endurance Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Period Ended	Year Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
OPERATIONS:
Net investment income (loss)	$(60,379)	$667,570
Net realized loss on investments
and foreign currency translation	(7,029,332)	(1,583,224)
Net change in unrealized depreciation	(4,983,016)	(1,301,850)
Net decrease in assets resulting from operations	(12,072,727)	(2,217,504)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	(383,569)	(364,079)
Net dividends and distributions
to shareholders - Institutional Class	(223,243)	(218,652)
Total dividends and distributions	(606,812)	(582,731)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	1,100,359	2,758,624
Proceeds from shares sold - Institutional Class	633,311	5,123,027
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	377,090	354,855
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	221,653	203,424
Cost of shares redeemed - Investor Class(1)	(10,334,433)	(25,737,160)
Cost of shares redeemed - Institutional Class(2)	(7,452,997)	(21,833,080)
Net decrease in net assets
from capital share transactions	(15,455,017)	(39,130,310)

TOTAL DECREASE IN NET ASSETS	(28,134,556)	(41,930,545)

NET ASSETS:
Beginning of Period	81,591,889	123,522,434
End of Period	$53,457,333	$81,591,889

(1)	Net of redemption fees of $400 and $93, respectively.
(2)	Net of redemption fees of $83 and $707, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Period Ended	Year Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
OPERATIONS:
Net investment income	$1,200,657	$2,120,906
Net realized loss on investments
and foreign currency translation	(943,674)	(854,878)
Net change in unrealized
appreciation (depreciation)	(4,481,558)	548,993
Net increase (decrease) in assets
resulting from operations	(4,224,575)	1,815,021

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(1,186,986)	(2,133,586)
Total dividends and distributions	(1,186,986)	(2,133,586)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	43,609,695	15,139,491
Proceeds from shares issued to holders
in reinvestment of dividends	1,048,582	2,089,716
Cost of shares redeemed(1)	(14,705,226)	(32,858,311)
Net increase (decrease) in net assets
from capital share transactions	29,953,051	(15,629,104)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	24,541,490	(15,947,669)

NET ASSETS:
Beginning of Period	58,672,073	74,619,742
End of Period	$83,213,563	$58,672,073

(1) Net of redemption fees of $810 and $120, respectively.

See notes to financial statements.

Intrepid Disciplined Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Period Ended	Year Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
OPERATIONS:
Net investment loss	$(65,600)	$(4,081)
Net realized loss on investments
and foreign currency translation	(451,087)	(317,583)
Net change in unrealized depreciation	(4,479,811)	(360,568)
Net decrease in assets
resulting from operations	(4,996,498)	(682,232)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(174,225)	(498,025)
Total dividends and distributions	(174,225)	(498,025)

CAPITAL SHARE TRANSACTIONS:
Proceed from merger	—	20,968,527
Proceeds from shares sold	2,754,647	8,373,419
Proceeds from shares issued to holders in
reinvestment of dividends	164,279	487,192
Cost of shares redeemed(1)	(22,108,585)	(20,119,347)
Net increase(decrease) in net assets
from capital share transactions	(19,189,659)	9,709,791

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(24,360,382)	8,529,534

NET ASSETS:
Beginning of Period	42,334,909	33,805,375
End of Period	$17,974,527	$42,334,909

(1)	Net of redemption fees of $1,510 and $4, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2020		2019	2018	2017	2016		2015
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$10.28		$11.64	$11.92	$11.62	$10.56		$12.69
OPERATIONS:
Net investment income(1)(2)	0.06		0.24	0.19	0.16	0.26		0.18
Net realized and unrealized
gain (loss) on
investment securities	(1.82)		(1.21)	(0.04)	0.62	1.07		(1.00)
Total from operations(3)	(1.76)		(0.97)	0.15	0.78	1.33		(0.82)
LESS DISTRIBUTIONS:
From net investment income	(0.45)		(0.20)	(0.19)	(0.24)	(0.27)		(0.19)
From net realized gains	—		(0.19)	(0.24)	(0.24)	(0.00	)(4)	(1.12)
Total distributions	(0.45)		(0.39)	(0.43)	(0.48)	(0.27)		(1.31)
NET ASSET VALUE:
End of period	$8.07		$10.28	$11.64	$11.92	$11.62		$10.56
Total return	-17.83	%(5)	-8.26%	1.24%	6.86%	12.87%		-7.17%
Net assets at end of
period (000s omitted)	$20,730		$34,291	$64,198	$88,405	$110,395		$149,504
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.68	%(6)	1.53%	1.46%	1.44%	1.45%		1.42%
After expense
reimbursement/recoupment	1.40	%(6)	1.40%	1.40%	1.40%	1.40%		1.40%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.83	%(6)	1.43%	1.20%	1.26%	1.97%		1.45%
After expense
reimbursement/recoupment	1.11	%(6)	1.56%	1.26%	1.30%	2.02%		1.47%
Portfolio turnover rate	40	%(5)	54%	46%	47%	43%		54%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for each of the five years ended September 30, 2019, 2018, 2017, 2016 and 2015.

(2)	Net investment income per share is calculated using the average shares outstanding method for the six months ended March 31, 2020.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.
(4)	The amount represents less than $0.01 per share.
(5)	Not Annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2020		2019	2018		2017	2016		2015
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$10.29		$11.65	$11.92		$11.62	$10.56		$12.69
OPERATIONS:
Net investment income(1)(2)	0.07		0.22	0.18		0.19	0.24		0.22
Net realized and unrealized
gain (loss) on
investment securities	(1.82)		(1.16)	(0.00	)(4)	0.62	1.12		(1.00)
Total from operations(3)	(1.75)		(0.94)	0.18		0.81	1.36		(0.78)
LESS DISTRIBUTIONS:
From net investment income	(0.46)		(0.23)	(0.21)		(0.27)	(0.30)		(0.23)
From net realized gains	—		(0.19)	(0.24)		(0.24)	(0.00	)(4)	(1.12)
Total distributions	(0.46)		(0.42)	(0.45)		(0.51)	(0.30)		(1.35)
NET ASSET VALUE:
End of period	$8.08		$10.29	$11.65		$11.92	$11.62		$10.56
Total return	-17.74	%(5)	-8.07%	1.52%		7.13%	13.16%		-6.92%
Net assets at end of
period (000s omitted)	$48,798		$84,874	$256,969		$324,442	$275,694		$182,274
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.43	%(6)	1.28%	1.21%		1.19%	1.20%		1.17%
After expense
reimbursement/recoupment	1.15	%(6)	1.15%	1.15%		1.15%	1.15%		1.15%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.10	%(6)	1.71%	1.46%		1.52%	2.13%		1.72%
After expense
reimbursement/recoupment	1.38	%(6)	1.84%	1.52%		1.56%	2.18%		1.74%
Portfolio turnover rate	40	%(5)	54%	46%		47%	43%		54%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the year ended September 30, 2019, 2018, 2017, 2016 and 2015.

(2)	Net investment income per share is calculated using the average shares outstanding method for the six months ended March 31, 2020.
(3)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2020 and each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.

(4)	The amount represents less than $0.01 per share.
(5)	Not Annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Endurance Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2020		2019	2018	2017	2016	2015
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$13.56		$13.89	$14.46	$14.55	$13.70	$16.18
OPERATIONS:
Net investment
income (loss)(1)(2)	(0.02)		0.08	0.04	(0.07)	(0.05)	(0.17)
Net realized and unrealized
gain (loss) on
investment securities	(2.37)		(0.34)	(0.10)	0.12	1.08	(0.71)
Total from operations(3)	(2.39)		(0.26)	(0.06)	0.05	1.03	(0.88)
LESS DISTRIBUTIONS:
From net investment income	(0.11)		(0.07)	(0.01)	—	(0.18)	—
From net realized gains	—		—	(0.50)	(0.14)	—	(1.60)
Total distributions	(0.11)		(0.07)	(0.51)	(0.14)	(0.18)	(1.60)
NET ASSET VALUE:
End of period	$11.06		$13.56	$13.89	$14.46	$14.55	$13.70
Total return	-17.80	%(4)	-1.85%	-0.49%	0.36%	7.63%	-6.03%
Net assets at end of
period (000s omitted)	$33,911		$51,076	$75,405	$125,433	$181,001	$216,933
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.67	%(5)	1.55%	1.48%	1.46%	1.46%	1.42%
After expense
reimbursement/recoupment	1.40	%(5)	1.38%	1.37%	1.40%	1.40%	1.40%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.53	)%(5)	0.41%	0.14%	(0.18)%	(0.34)%	(0.67)%
After expense
reimbursement/recoupment	(0.26	)%(5)	0.58%	0.25%	(0.12)%	(0.28)%	(0.65)%
Portfolio turnover rate	65	%(4)	59%	44%	43%	40%	75%

(1)	Net investment income (loss) per share is calculated using the average shares outstanding method for the six months ended March 31, 2020 and for the two years ended September 30, 2019 and 2018.
(2)
Net investment loss per share is calculated using the ending accumulated net investment loss balances prior to consideration or adjustment for permanent book-to-tax differences for each of the three years ended September 30, 2017, 2016, and 2015.

(3)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2020 and each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.

(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Endurance Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2020		2019	2018	2017		2016		2015
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$13.94		$14.25	$14.81	$14.86		$13.97		$16.42
OPERATIONS:
Net investment
income (loss)(1)(2)	0.00	(3)	0.11	0.19	0.03		(0.00	)(3)	(0.06)
Net realized and unrealized
gain (loss) on
investment securities	(2.44)		(0.34)	(0.23)	0.06		1.08		(0.79)
Total from operations(4)	(2.44)		(0.23)	(0.04)	0.09		1.08		(0.85)
LESS DISTRIBUTIONS:
From net investment income	(0.12)		(0.08)	(0.02)	(0.00	)(3)	(0.19)		—
From net realized gains	—		—	(0.50)	(0.14)		—		(1.60)
Total distributions	(0.12)		(0.08)	(0.52)	(0.14)		(0.19)		(1.60)
NET ASSET VALUE:
End of period	$11.38		$13.94	$14.25	$14.81		$14.86		$13.97
Total return	-17.69	%(5)	-1.61%	-0.34%	0.64%		7.85%		-5.68%
Net assets at end of
period (000s omitted)	$19,546		$30,516	$48,117	$67,839		$72,539		$85,350
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.42	%(6)	1.32%	1.26%	1.21%		1.21%		1.17%
After expense
reimbursement/recoupment	1.15	%(6)	1.15%	1.15%	1.15%		1.15%		1.15%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.26	)%(6)	0.64%	0.37%	0.07%		(0.09)%		(0.44)%
After expense
reimbursement/recoupment	0.01	%(6)	0.81%	0.48%	0.13%		(0.03)%		(0.42)%
Portfolio turnover rate	65	%(5)	59%	44%	43%		40%		75%

(1)
Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences for each of the three years ended September 30, 2018, 2017, and 2015.

(2)	Net investment income (loss) per share is calculated using the average shares outstanding method for the six months ended March 31, 2020 and for the two years ended September 30, 2019 and 2016.
(3)	The amount represents less than $0.01 per share.
(4)
Total from investment operations per share includes redemption fees of less than $0.01 for the six months ended March 31, 2020 and each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.

(5)	Not Annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2020		2019	2018	2017	2016	2015
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.17		$9.21	$9.29	$9.29	$9.02	$9.65
OPERATIONS:
Net investment income(1)(2)	0.17		0.32	0.27	0.27	0.28	0.30
Net realized and unrealized
gain (loss) on
investment securities	(0.68)		(0.04)	(0.08)	0.00 (3)	0.31	(0.56)
Total from operations(4)	(0.51)		0.28	0.19	0.27	0.59	(0.26)
LESS DISTRIBUTIONS:
From net investment income	(0.15)		(0.32)	(0.27)	(0.27)	(0.32)	(0.30)
From net realized gains	—		—	—	—	—	(0.07)
Total distributions	(0.15)		(0.32)	(0.27)	(0.27)	(0.32)	(0.37)
NET ASSET VALUE:
End of period	$8.51		$9.17	$9.21	$9.29	$9.29	$9.02
Total return	-5.60	%(5)	3.07%	2.05%	2.92%	6.76%	-2.76%
Net assets at end of
period (000s omitted)	$83,214		$58,672	$74,620	$79,533	$79,760	$84,988
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.10	%(6)	1.09%	1.03%	1.01%	1.01%	0.96%
After expense
reimbursement/recoupment	0.90	%(6)	0.90%	0.90%	0.90%	0.90%	0.90%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	3.43	%(6)	3.13%	2.70%	2.77%	2.97%	3.05%
After expense
reimbursement/recoupment	3.64	%(6)	3.32%	2.83%	2.88%	3.08%	3.11%
Portfolio turnover rate	86	%(5)	104%	52%	49%	52%	51%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences. For the five years ended September 30, 2019, 2018, 2017, 2016 and 2015.

(2)	Net investment income per share is calculated using the average shares outstanding method for the six months ended March 31, 2020.
(3)	The amount represents less than $0.01 per share.
(4)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2020 and the two years ended September 30, 2019 and 2018.
(5)	Not Annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Disciplined Value Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2020		2019	2018	2017	2016	2015
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.91		$10.63	$10.89	$10.62	$9.98	$11.22
OPERATIONS:
Net investment
income (loss)(1)(2)	(0.02)		0.00 (3)	0.05	0.00 (3)	0.07	(0.01)
Net realized and unrealized
gain (loss) on
investment securities	(2.04)		(0.54)	0.07	0.70	1.07	(0.31)
Total from operations(4)	(2.06)		(0.54)	0.12	0.70	1.14	(0.32)
LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.03)	(0.08)	(0.06)	(0.04)	—
From net realized gains	—		(0.15)	(0.30)	(0.37)	(0.46)	(0.92)
Total distributions	(0.04)		(0.18)	(0.38)	(0.43)	(0.50)	(0.92)
NET ASSET VALUE:
End of period	$7.81		$9.91	$10.63	$10.89	$10.62	$9.98
Total return	-20.94	%(5)	-4.87%	1.06%	6.80%	11.91%	-3.32%
Net assets at end of
period (000s omitted)	$17,975		$42,335	$33,805	$45,456	$47,991	$44,930
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.69	%(6)	1.63%	1.47%	1.41%	1.34%	1.31%
After expense
reimbursement/recoupment	1.31	%(6)(7)	1.30%	1.30%	1.30%	1.30%	1.30%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.75	)%(6)	(0.34)%	0.27%	(0.10)%	0.62%	(0.14)%
After expense
reimbursement/recoupment	(0.37	)%(6)	(0.01)%	0.44%	0.01%	0.66%	(0.13)%
Portfolio turnover rate	75	%(5)	98%	51%	13%	32%	71%

(1)	Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Net investment income per share is calculated using the average shares outstanding method for each of the five years ended September 30, 2019, 2018, 2017, 2016 and 2015 the six months ended March 31, 2020.

(3)	The amount represents less than $0.01 per share.
(4)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2020 and each of the four years ended September 30, 2019, 2018, 2017 and 2016.

(5)	Not Annualized.
(6)	Annualized.
(7)	Includes interest expenses of 0.01% for the six months ended March 31, 2020.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
March 31, 2020 (Unaudited)

1.	ORGANIZATION
Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2019, the Trust consisted of four series (the “Funds”): Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Endurance Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Endurance Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010 and the Intrepid Disciplined Value Fund’s Investor Class commenced operations on October 31, 2007.  The Intrepid Disciplined Value Fund’s Institutional Class are not available for sale.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest mean quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest mean quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest mean quotation, the security will be classified as Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, asset-backed securities and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.  Asset-backed securities may be valued using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Options can diverge from the prices of their underlying instruments.  These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1.  If there is

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

no composite last price on a given day the latest mean will be used.  When using the latest mean quotation, these contracts are classified as Level 2.

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.  When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, such as, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets, or directly by independent brokers when the pricing agent does not provide a price.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 assets.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

As of March 31, 2020, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$38,636,984	$—	$—	$38,636,984
Total Real Estate
Investment Trust (REIT)*	2,313,622	—	—	2,313,622
Total Convertible Bonds*	—	—	707,520	707,520
Total Corporate Bonds*	—	23,552,988	—	23,552,988
Money Market Fund*	3,323,671	—	—	3,323,671
Unrealized Appreciation
on Forward
Currency Contract	—	245,318	—	245,318
Total Assets	$44,274,277	$23,798,306	$707,520	$68,780,103
Liabilities
Unrealized Depreciation
on Forward
Currency Contracts	$—	$(194,831)	$—	$(194,831)
Total Liabilities	$—	$(194,831)	$—	$(194,831)

Intrepid Endurance Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$38,520,675	$—	$—	$38,520,675
Total Exchange
Traded Fund*	2,684,901	—	—	2,684,901
Total Real Estate
Investment Trust (REIT)*	1,167,739	—	—	1,167,739
Convertible Bond*	—	780,877	—	780,877
U.S. Treasury Bills*	—	8,977,097	—	8,977,097
Unrealized Appreciation
on Forward
Currency Contracts	—	622,633	—	622,633
Total Assets	$42,373,315	$10,380,607	$—	$52,753,922
Liabilities
Unrealized Depreciation
on Forward
Currency Contracts	$—	$(354,858)	$—	$(354,858)
Total Liabilities	$—	$(354,858)	$—	$(354,858)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

Intrepid Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Asset
Backed Security*	$—	$1,357,389	$—	$1,357,389
Total Bank Loan*	—	1,256,250	—	1,256,250
Convertible Bonds
Capital Goods	—	1,911,603	—	1,911,603
Consumer Durables
& Apparel	—	1,101,523	—	1,101,523
Diversified Financials	—	1,693,722	—	1,693,722
Energy	—	2,100,050	—	2,100,050
Real Estate	—	—	1,162,480	1,162,480
Retailing	—	2,567,620	—	2,567,620
Transportation	—	2,114,876	—	2,114,876
Total Convertible Bonds	—	11,489,394	1,162,480	12,651,874
Total Corporate Bonds*	—	63,724,839	—	63,724,839
Money Market Fund*	4,841,888	—	—	4,841,888
Total Assets	$4,841,888	$77,827,872	$1,162,480	$83,832,240

Intrepid Disciplined Value Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$14,315,245	$—	$—	$14,315,245
Total Exchange-
Traded Fund*	617,622	—	—	617,622
Total Real Estate
Investment Trust (REIT)*	1,155,255	—	—	1,155,255
Money Market Fund*	1,859,973	—	—	1,859,973
Total Assets	$17,948,095	$—	$—	$17,948,095

*	For further information regarding security characteristics, please see the Schedules of Investments.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal year.

	Intrepid	Intrepid
	Capital Fund	Income Fund
Beginning Balance – October 1, 2019	$—	$—
Purchases	804,730	1,321,000
Sales	—	—
Realized gains	—	—
Realized losses	—	—
Change in unrealized depreciation	(97,210)	(158,520)
Net Transfers Into Level 3	—	—
Ending Balance – March 31, 2020	$707,520	$1,162,480

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3.

	Type of		Fair Value	Valuation	Unobservable
Fund	Security	Industry	at 3/31/2020	Techniques	Inputs	Range
Intrepid	Convertible	Real	707,520	Broker Quote	Unpublished	$87.00 -
Capital Fund	Bond	Estate			Independent	$100.00
					Broker Quote
Intrepid	Convertible	Real	1,162,480	Broker Quote	Unpublished	$87.00 -
Income Fund	Bond	Estate			Independent	$100.00
					Broker Quote

As of March 31, 2020, the change in unrealized depreciation on positions still held for securities that were considered level 3 were $(97,210) and $(158,520) for Intrepid Capital Fund and Intrepid Income Fund, respectively.

The significant unobservable inputs used in the fair value measurement of the Intrepid Capital Fund and Intrepid Income Fund’s convertible bond is an unpublished quote by an independent broker.

An increase in the latest independent broker quote could increase the value of the portfolios’ security. A decrease in the latest independent broker quote could decrease the value of the portfolios’ security. On the occasion there is a material event, pricing may be based on alternative methodologies such as recent trades; or a pricing matrix, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. During the period ended March 31, 2020, the Intrepid Capital Fund and the Intrepid Endurance Fund held derivative instruments.

Forward Currency Contracts

FASB ASC 815, Derivatives and Hedging (“ASC 815”), requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The Intrepid Capital Fund and the Intrepid Endurance Fund used forward currency contracts during the period for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

not create leverage in the Funds, but does expose the Funds to counterparty credit risk. Forward currency contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting unrealized appreciation and depreciation is reported on the Statements of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). When the contract is settled, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it settled. The resulting realized gain or loss is reported on the Statement of Operations.

Effect of Forward Currency Contracts on the Statement of Operations for the Period Ended March 31, 2020

	Change in unrealized	Realized gain
	appreciation (depreciation)	(loss) on forward
	on forward currency contracts	currency contracts
Intrepid Capital Fund	$(221,743)	$230,382
Intrepid Endurance Fund	$59,402	$617
Intrepid Income Fund	$0	$0
Intrepid Disciplined Value Fund	$0	$0

The average monthly notional amounts of forward currency contracts during the period ended March 31, 2020 were as follows:

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Long Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$941,099	$1,894,738	$—	$—

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Short Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$2,215,581	$4,611,851	$—	$—

Long position forward currency contracts are received and settled in foreign currency. Short position forward currency contracts are received and settled in U.S. dollar.

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

As of March 31, 2020, the amount of derivative assets and liabilities by type that are subject to offsetting for the Intrepid Capital Fund and the Intrepid Endurance Fund are as follows:

Forward Currency Contracts*

Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts
		Amounts	of Assets
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Intrepid Capital Fund	$245,318	$(194,831)	$50,487	$—	$—	$50,487
Intrepid Endurance Fund	$622,633	$(354,858)	$267,775	$—	$—	$267,775

Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts of
		Amounts	Liabilities
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Intrepid Capital Fund	$194,831	$(194,831)	$—	$—	$—	$—
Intrepid Endurance Fund	$354,858	$(354,858)	$—	$—	$—	$—

*	The respective counterparties for each contract are disclosed in the open Forward Currency Contracts detail within the Schedule of Investments.

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid at least monthly or quarterly, for Intrepid Income Fund and Intrepid Capital Fund, respectively. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Recent Accounting Pronouncement

In March 2017, the FASB issued ASU 2017-08, Receivables? Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in the ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU 2017-08 does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has assessed these changes and concluded these changes do not have a material impact on the Fund’s financial statements.

Subsequent Events Evaluation

The recent global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of March 31, 2020 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

3.	INVESTMENT ADVISER
The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid Disciplined Value Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Endurance Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund and the Intrepid Endurance Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that operating expenses did not exceed 1.15%. The Investor Share Class of each Fund may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets.  For the Intrepid Disciplined Value Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.30% of average daily net assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the month such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	2021	2022	2023
Intrepid Capital Fund	$223,729	$235,555	$138,045
Intrepid Endurance Fund	164,533	170,106	98,659
Intrepid Income Fund	96,554	119,285	67,178
Intrepid Disciplined Value Fund	65,575	130,233	69,985

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

4.	DISTRIBUTION PLAN
The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Endurance Fund and the sole class of the Disciplined Value Fund.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund(s)’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Fund(s)’ has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund(s)’ distributor.

5.	INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the year ended March 31, 2020 were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$37,864,914	$67,039,358	$—	$—
Intrepid Endurance Fund	41,054,444	30,728,755	—	—
Intrepid Income Fund	54,594,991	40,345,209	13,669,015	13,688,115
Intrepid Disciplined
Value Fund	15,771,276	30,659,987	7,380,444	7,380,659

6.	CAPITAL SHARE TRANSACTIONS
Intrepid Capital Fund – Investor Class

	Period Ended	Year Ended
	March 31, 2020	September 30, 2019
Shares sold	51,278	215,213
Shares issued to holders in
reinvestment of dividends	123,709	169,531
Shares redeemed	(941,998)	(2,563,144)
Net decrease in shares	(767,011)	(2,178,400)
Shares outstanding:
Beginning of period	3,337,086	5,515,486
End of period	2,570,075	3,337,086

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

Intrepid Capital Fund – Institutional Class
	Period Ended	Year Ended
	March 31, 2020	September 30, 2019
Shares sold	88,658	1,082,318
Shares issued to holders in
reinvestment of dividends	281,229	377,463
Shares redeemed	(2,579,959)	(15,272,874)
Net decrease in shares	(2,210,072)	(13,813,093)
Shares outstanding:
Beginning of period	8,251,232	22,064,325
End of period	6,041,160	8,251,232

Intrepid Endurance Fund – Investor Class
	Period Ended	Year Ended
	March 31, 2020	September 30, 2019
Shares sold	86,285	202,897
Shares issued to holders in
reinvestment of dividends	26,763	26,661
Shares redeemed	(815,160)	(1,892,460)
Net decrease in shares	(702,112)	(1,662,902)
Shares outstanding:
Beginning of period	3,767,765	5,430,667
End of period	3,065,653	3,767,765

Intrepid Endurance Fund – Institutional Class
	Period Ended	Year Ended
	March 31, 2020	September 30, 2019
Shares sold	47,537	367,241
Shares issued to holders in
reinvestment of dividends	15,297	14,892
Shares redeemed	(535,038)	(1,569,860)
Net decrease in shares	(472,204)	(1,187,727)
Shares outstanding:
Beginning of period	2,189,665	3,377,392
End of period	1,717,461	2,189,665

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

Intrepid Income Fund
	Period Ended	Year Ended
	March 31, 2020	September 30, 2019
Shares sold	4,870,809	1,643,304
Shares issued to holders in
reinvestment of dividends	116,582	227,825
Shares redeemed	(1,605,307)	(3,568,708)
Net decrease in shares	3,382,084	(1,697,579)
Shares outstanding:
Beginning of period	6,400,200	8,097,779
End of period	9,782,284	6,400,200

Intrepid Disciplined Value Fund
	Period Ended	Year Ended
	March 31, 2020	September 30, 2019
Shares sold	282,786	1,052,171
Shares issued in
connection with merger	—	2,070,561
Shares issued to holders in
reinvestment of dividends	16,678	54,012
Shares redeemed	(2,267,140)	(2,085,176)
Net decrease in shares	(1,967,676)	1,091,568
Shares outstanding:
Beginning of period	4,270,488	3,178,920
End of period	2,302,812	4,270,488

7.	FEDERAL INCOME TAX INFORMATION
The tax components of distributions paid during the fiscal years ended September 30, 2019 and 2018 are as follows:

	September 30, 2019		September 30, 2018
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$6,587,540	$—	$11,388,093	$3,203,650
Intrepid
Endurance Fund	582,731	—	4,210,794	1,283,241
Intrepid Income Fund	2,133,586	—	2,138,103	—
Intrepid Disciplined
Value Fund	498,025	—	649,731	642,499

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2019, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Losses)	Gains (Losses)	Capital
Intrepid Capital Fund	$3,124,011	$(3,127,696)	$3,685
Intrepid Endurance Fund	(29,258)	29,258	—
Intrepid Income Fund	—	—	—
Intrepid Disciplined
Value Fund	178,306	(1,871,368)	1,693,062

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of investment losses and currency adjustments.

As of September 30, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
Cost of investments	$110,857,593	$81,362,958
Unrealized appreciation	12,846,463	4,648,625
Unrealized depreciation	(5,328,543)	(4,612,890)
Net unrealized appreciation	7,517,920	35,735
Undistributed ordinary income	3,321,367	412,609
Undistributed long-term capital gain	—	—
Distributable income	3,321,367	412,609
Other accumulated loss	(25,603,266)	(6,903,716)
Total accumulated loss	(14,763,979)	(6,455,372)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
Cost of investments	$58,783,456	$37,850,863
Unrealized appreciation	436,759	5,496,497
Unrealized depreciation	(64,025)	(1,222,056)
Net unrealized appreciation	372,734	4,274,441
Undistributed ordinary income	14,578	174,225
Undistributed long-term capital gain	—	—
Distributable income	14,578	174,225
Other accumulated loss	(4,997,077)	(2,985,949)
Total accumulated gain (loss)	(4,609,765)	1,462,717

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2019, the Intrepid Capital Fund has short-term tax basis capital losses of $12,710,052 and long-term tax basis capital losses of $12,893,214 which may be carried forward to offset future capital gains. To the extent that the Intrepid Capital Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

At September 30, 2019, the Intrepid Endurance Fund has short-term tax basis capital losses of $2,444,249 and long-term tax basis capital losses of $4,459,467 which may be carried forward to offset future capital gains. To the extent that the Intrepid Endurance Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

At September 30, 2019, the Intrepid Income Fund had short-term tax basis capital losses of $953,862 and long-term tax basis capital losses of $4,043,215 which may be carried forward to offset future capital gains. To the extent that the Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

At September 30, 2019, the Intrepid Disciplined Value Fund has short-term tax basis capital losses of $2,985,949 which may be carried forward to offset future capital gains. To the extent that the Intrepid Disciplined Value Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire. Included in the total capital loss carryforward, the Intrepid Disciplined Value Fund has a remaining short-term capital carryforward of $1,118,697 that it inherited as result of the merger with Intrepid Select Fund. These capital loss carryforwards are further subject to an annual limitation of $523,159 pursuant to Section 382.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2020 (Unaudited)

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2019, or for any other tax years which are open for exam. As of September 30, 2019, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Disciplined Value Fund’s open tax years include the tax years ended September 30, 2016 through 2019. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2019.

9.	LINE OF CREDIT
The Intrepid Capital Management Funds Trust has a $20,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate as of March 31, 2020 was 3.00%. During the period ended March 31, 2020, the Intrepid Capital Fund’s maximum borrowing was $1,454,000 and average borrowing was $22,349. The Intrepid Income Fund’s maximum borrowing was $2,319,000 and average borrowing was $32,056.  The Intrepid Disciplined Value Fund’s maximum borrowing was $5,000,000 and average borrowing was $79,365.  The Intrepid Endurance Fund did not use the line.

Intrepid Funds

ADDITIONAL INFORMATION
March 31, 2020 (Unaudited)

Investment Advisory Agreement Disclosure

On November 19, 2019, the Board of Trustees of Intrepid Capital Management Funds Trust (the “Trustees”) approved the continuation of the investment advisory agreements for the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Disciplined Value Fund (each a “Fund” and, collectively, the “Funds”) with the investment adviser to the Funds, Intrepid Capital Management, Inc. (the “Adviser”). As part of the process of approving the continuation of the advisory agreements, the Trustees reviewed the fiduciary duties of the Trustees with respect to approving the advisory agreements and the relevant factors for the Trustees to consider, and the members of the Board of Trustees who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Trustees”) met in executive session to discuss the renewal of the advisory agreements.

In advance of the meetings, the Adviser sent detailed information to the Trustees to assist them in their evaluation of the investment advisory agreements. This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Trustees’ consideration of the advisory agreements; detailed comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; detailed comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Trustees believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Trustees were considered as a whole, and were considered separately by the Independent Trustees, meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the investment advisory agreements. The Trustees recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreements, the Trustees and the Independent Trustees in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.

•	A comparison of the fees and expenses of the Funds to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Adviser.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2020 (Unaudited)

•	Whether economies of scale are recognized by the Funds.

•	The costs and profitability of the Funds to the Adviser.

•	The performance of the Funds.

•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee).

The material considerations and determinations of the Board of Trustees, including all of the Independent Trustees, are as follows:

Nature and Quality of Investment Advisory Services

The Trustees noted that the Adviser supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities, and they concluded that the Adviser expends substantial resources to provide this supervision. The Trustees then discussed with management the nature of the investment process employed by the portfolio managers of the Funds, which is highly research intensive, and requires that the Adviser expend substantial resources to determine the portfolio of the Funds.

The Trustees discussed staffing at the Adviser, and concluded that the Adviser has sufficient staffing to conduct the research needed to meet the investment objectives of the Funds.

The Trustees also considered the background and experience of the Adviser’s senior management and expertise of, and the level of attention given to the Funds by investment personnel of the Adviser, and determined that the personnel servicing the Funds are well qualified. In addition, the Trustees deliberated on the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser, noting that they believe the services providers are respected in the industry and provide valuable services to the Funds.

Based on the Trustees’ review, the Trustees determined that the Adviser provides high quality services to the Funds. The Trustees also determined that the nature and extent of the services provided by the Adviser are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Trustees discussed with management the variables, in addition to the management fees, that impact costs to the shareholders of the Funds, noting that as discussed, managing the Funds is resource intensive. They then reviewed the comparison of the Funds’ expense ratios to other similar funds. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used by the Adviser to determine the mutual funds that make up the peer groups for purposes of the materials.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2020 (Unaudited)

While the Funds had higher than average fees and expenses, the Trustees determined this was due to the resource intensive nature of the Funds and the lower average net assets under management of the Funds when compared to the peer groups. The Trustees concluded that a higher advisory fee is appropriate in light of the resource intensive management needed for the Funds.  They also concluded that even though the Funds’ fees and expenses are higher than the peer group average, the expense ratios of the Funds are within a reasonable range of comparable mutual funds, and that the Fund’s fees are reasonable.

Comparison of Fee Structures of Other Accounts

The Trustees believe that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts or private investment companies.  Specifically, they noted the following, without limitation:

•	The Adviser provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•
With regard to the Funds, the Adviser attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

•	The Adviser maintains a robust shareholder communication effort for the Funds to reach shareholders through direct contact, through intermediaries, or via the financial press.

•	Separate accounts and private investment companies do not require the same level of services and oversight, nor do they present the same compliance or litigation risk.

The Trustees concluded that the services performed by the Adviser for the Funds require a higher level of service and oversight than the services performed by the Adviser for separate accounts and private investment companies. Based on this determination, the Trustees determined that the differential in advisory fees between the Funds and the separate accounts and private investment companies is reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients are reasonable.

Performance

The Trustees reviewed the Adviser’s quality of investment management and management history. The Trustees concluded that while the Funds have underperformed during this period of market outperformance, the investment strategies of the Funds are designed to provide lower risk, which means it is expected

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2020 (Unaudited)

that the Funds will underperform on a comparative basis during periods of market outperformance.  However, historically investors have had better risk-adjusted returns during a downturn in the market.

The Trustees concluded that the performance of the Funds, adjusting for risk, has been satisfactory on a relative basis and on an absolute basis. They continue to believe that the Adviser’s discipline should lead to more favorable results in the long-term, and concluded that renewal of the existing advisory agreement was in the best interest of the Funds’ shareholders.

Costs and Profitability

The Trustees considered the cost of services provided and the profits realized by the Adviser, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds. The Trustees also considered the Funds’ overall expense ratios compared to peer group funds and the Adviser’s past and continuing waivers of a portion of its advisory fees to keep the overall expenses of the Funds lower.

The Trustees also considered the resources and revenues that the Adviser has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Adviser from its provision of services to the Funds is reasonable, and that the overall expense ratios and investment advisory fees were fair and within a reasonable range of industry averages.

Economies of Scale

The Trustees discussed with management whether economies of scale are recognized by the Funds. They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale. On the other hand, the Trustees noted that many of the Funds’ expense are subject to diseconomies of scale. For example, the intermediary service fees generally increase as the Funds’ assets grow. Given the size of the Funds and the reimbursements being made by the Adviser, the Trustees determined that the proposed fee schedules were acceptable.

Fall-Out Benefits

The Trustees considered other benefits to the Adviser from serving as adviser to the Funds (in addition to the advisory fee). The Trustees noted that the Adviser derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Trustees determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2020 (Unaudited)

Conclusion

After reviewing the materials and management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Trustees, the Trustees, including all of the Independent Trustees, approved the continuation of the investment advisory agreements.

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Disciplined Value Fund and Intrepid International Fund designated $3,203,650, $1,283,241, $642,499 and $97,541, respectively, of total distributions paid during the fiscal year ended September 30, 2018 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 31.69%, 61.29%, 47.69% and 3.28%, respectively, of their ordinary income distributions for the year ended September 30, 2019 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the year ended September 30, 2019, 19.27%, 43.18%, 35.79% and 3.26% of Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 49.33%, 2.93%, 74.95% and 100.00%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 53.24%, 81.42%, 0.00% and 0.00%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  Once filed, the Funds’ Part F on Form N-PORT is available without charge on the SEC’s website (http://www.sec.gov) and is available upon request by calling 1.866.996.3863.  You may also obtain copies of Form N-PORT, Part F by sending your request electronically to publicinfo@sec.gov.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2020 (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
John J. Broaddus

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPSEMI-0320

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by second fiscal quarter of this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to previous Form N-CSR filing December 5, 2008

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)* /s/ Mark F. Travis
  Mark F. Travis, President

Date    June 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Mark F. Travis
  Mark F. Travis, President

Date    June 3, 2020

By (Signature and Title)* /s/ Donald C. White
  Donald C. White, Treasurer

Date    June 3, 2020

* Print the name and title of each signing officer under his or her signature.